Exhibit 10.256










            _______________________________________________________________

                                LEASE AGREEMENT

                                 by and between

                           FASHION SHOW EXPANSION LLC

                                   (Landlord)

                                      and

                            LEISURE HOMES CORPORATION

    t/a LEISURE, LEISURE RESORTS, LEISURE VACATIONS or LEISURE VACATION STORE

                                    (Tenant)
        _______________________________________________________________

                                LEASE AGREEMENT
                                ----------------


     THIS  LEASE  AGREEMENT  ("Lease")  dated          October  18,  2002
by and between FASHION SHOW EXPANSION LLC, a Nevada limited liability company ("Landlord"), and LEISURE HOMES CORPORATION, a Nevada corporation, t/a LEISURE, LEISURE RESORTS, LEISURE VACATIONS or LEISURE VACATION STORE ("Tenant"). For purposes of Sections 6.1., 9.4., 10.1., 10.2., 13.1., 13.2., 13.5., 13.6.,
20.17., and 20.19., and Schedule D only, the term "Landlord" shall include Rouse F.S., LLC, a Maryland limited liability company, its successors and assigns.


                              W I T N E S S E T H:

          FOR  VALUABLE  CONSIDERATION  Landlord  and  Tenant  agree as follows:



                                    ARTICLE I
                          DEFINITIONS AND ATTACHMENTSI
                          -----------------------------


Section  1.1.     Certain  Defined  Terms.1.1.
                       -----------------------

As  used  herein,  the  term:

A. "Landlord's Property" means the certain parcel or parcels of land owned, leased or controlled by Landlord or by Rouse F.S., LLC, a Maryland limited liability company, located in Clark County, Nevada which property comprises all or a portion of the Shopping Center and upon the opening for business with the public, any additional property used for expansion or addition.

B. "Shopping Center" means (i) Landlord's Property, (ii) the adjacent parcel or parcels of land not owned, leased or controlled by Landlord but which are operated as an integral part of the shopping center known as Fashion Show, and, (iii) upon the opening for business with the public, any additional property used for expansion or addition.

C. "Landlord's Building" means the improvements constituting the main mall building constructed or to be constructed by Landlord or others on Landlord's Property, intended to be leased to retail tenants as the same may be altered, reduced, expanded or replaced from time to time.

     "Landlord's Expansion" means that portion of Landlord's Building constructed or to be constructed by Fashion Show Expansion LLC.

D. "Premises" means Tenant's portion of Landlord's Building shown on Schedule "A" having the following area: 1,458 square feet.

E. "Term" means a period of five (5) years plus the part of a month mentioned in Section 3.1., commencing and ending as provided in Section 3.1.

     "Grand Opening Date" means the date and time designated by Landlord as the grand opening of Landlord's Expansion.

     "Grand Opening Contribution" means the product of the following figure multiplied by Tenant's Floor Area: $3.00. See Article XI.

F. "Permitted Use" means the operation of the Premises as a preview center for products marketed to vacation, hospitality and travel consumers, the primary products to be marketed from the store to include (i) vacation interval units at Tenant's resort properties located throughout the United States and the Caribbean, (ii) land sales in various states, and (iii) a full range of travel services including air, car rental, hotel reservations, tours, and cruises. Tenant may operate within the Premises a lounge area for shoppers to rest, browse, view video/television screens that include the foregoing products and destinations, and purchase the said products.


G. "Annual Basic Rental" means an amount equal to the product of the following applicable figure multiplied by Tenant's Floor Area:

     Rental  Years  1  -  2:                     $100.00
     Rental  Years  3  -  Termination  Date:     $110.00


H. "Annual Percentage Rental" means a sum equal to eight percent (8%) of the amount by which annual Gross Sales exceed the product of the following applicable figure multiplied by Tenant's Floor Area (the "Breakpoint"), subject to adjustment as provided in Section 5.1; provided, however, that in the event during the first or last Rental Year Tenant is not open for business for twelve (12) full months, the Breakpoint shall be an amount equal to the Breakpoint specified herein multiplied by a fraction, the numerator of which shall be the actual number of complete months during which Tenant was open for business during the Rental Year and the denominator of which shall be twelve (12):

     Rental  Years  1  -  2:                     $1,250.00
     Rental  Years  3  -  Termination  Date:     $1,375.00


I. "Tenant's Occupancy Charge" means an annual amount equal to the product of the following figure multiplied by Tenant's Floor Area: $24.18, as adjusted pursuant to Section 5.1.



J.   "Tenant Notice Address" means

     Gregg  McMurtrie
     Leisure  Homes  Corporation
     4310  Paradise  Road
     Las  Vegas,  NV  89109

K. "Tenant Trade Name" means LEISURE, LEISURE RESORTS, LEISURE VACATIONS or LEISURE VACATION STORE which Tenant represents it is entitled to use pursuant to all applicable laws.

L. "Store Hours" means Monday through Friday 10:00 a.m. to 9:00 p.m.; Saturday 10:00 a.m. to 7:00 p.m.; and Sunday 12:00 Noon to 6:00 p.m.

M.   "Restriction Area" means None.

N. "Landlord's Floor Area" means the aggregate number of square feet of leasable floor area in Landlord's Building (exclusive of Anchors and exclusive of any floor area not structurally connected to Landlord's Building or not having an opening into the enclosed mall) which, with respect to any such floor area which has been leased to any rent-paying tenant, shall be determined in accordance with the provisions of any lease applicable thereto and which, with respect to any such floor area not so leased, shall consist of all such leasable floor area in Landlord's Building designed for the exclusive use and occupancy of rent-paying tenants, which shall exclude Common Areas, storage areas leased separately from retail areas, mezzanine areas and areas used for Landlord's management and promotion offices.

O. "Tenant's Floor Area" means the number of square feet contained in that portion of Landlord's Floor Area constituting the Premises which shall be measured (a) with respect to the front and rear width thereof, from the exterior face of the adjacent exterior or corridor wall or, if none, from the center of the demising partition, to the opposite exterior face of the adjacent exterior or corridor wall or, if none, to the center of the opposite demising partition, and (b) with respect to the depth thereof, from the front lease line (as designated on the Lease Outline Drawings to be prepared by Landlord pursuant to Schedule B hereof with respect to the Premises, or pursuant to other leases, with respect to premises other than the Premises) to the exterior face of the rear exterior wall, or corridor wall, or, if neither, to the center of the rear demising partition; and in no case shall there be any deduction for columns or other structural elements within any tenant's premises.

P. "Common Areas" means those areas and facilities which may be furnished from time to time by Landlord or others in or near Landlord's Property for the non-exclusive general common use of tenants, Anchors and other occupants of the Shopping Center and their agents, employees and customers.

Q. "Default Rate" means an annual rate of interest equal to 2% above the "prime rate". The "prime rate" is an annual percentage rate published by The Wall Street Journal in its Money Rates as of the first business day in January of the year(s) for which the Default Rate applies.

R. "Anchor" means any tenant or other occupant of the Shopping Center which either (i) occupies a floor area in excess of 50,000 square feet in the Shopping Center, or (ii) occupies a floor area in excess of 25,000 square feet and is designated an Anchor in a notice to that effect given by Landlord to Tenant.

     "Major Tenant" means any tenant or other occupant of the Shopping Center which occupies a floor area of at least 20,000 square feet in the Shopping Center.

S. "Landlord's Leased Floor Area" means the monthly average of the aggregate number of square feet of Landlord's Floor Area leased to tenants (including the Premises) as of the first day of each calendar month during the billing period in question. (If used, this term appears only in Schedule D.)

     Section 1.2.     Additional Defined Terms1.2.
                      ------------------------

     The following additional terms are defined in the places in this Lease noted below:

Term                                                                     Section
----                                                                     -------
"Additional  Rental"                                                         5.1
"Casualty"                                                                  14.1
"Commencement  Date"                                                         3.1
"CPI"                                                                        5.1
"Electricity  Component"                           Schedule  C  (if  applicable)
"Electricity  Factor"                              Schedule  C  (if  applicable)
"Environmental  Laws"                                                        8.4
"Event  of  Default"                                                        17.1
"Expansion"                                                                  5.6
"Fiscal  Year"                                     Schedule  D  (if  applicable)
"Force  Majeure"                                                             3.1
"Future  Rental  Damages"                                                   17.3
"Gross  Sales"                                                               5.2
"Hazardous  Material(s)"                                                     8.4
"HVAC  Factor"                                     Schedule  D  (if  applicable)
"Mortgage"                                                                  18.1
"Mortgagee"                                                                 18.1
"Qualified  Rental"                                                          5.5
"Ready  for  Occupancy"                                                      7.5
"Rental"                                                                     5.1
"Rental  Year"                                                               5.1
"Taxes"                                                                      6.1
"Tax  Year"                                                                  6.1
"Tenant's  HVAC  Charge"                           Schedule  D  (if  applicable)
"Tenant's  V/CW  Charge"                           Schedule  D  (if  applicable)
"Term"                                                                       3.1
"Termination  Damages"                                                      17.3
"Termination  Date"                                                          3.1
"Transfer"                                                                  16.1
"Transferee"                                                                16.1
"Umpire"                                           Schedule  C  (if  applicable)
"V/CW  Factor"                                     Schedule  D  (if  applicable)


 Section  1.3.     Attachments1.3.
                   ---------------

     The following documents are attached hereto, and such documents, as well as all drawings and documents prepared pursuant thereto, shall be deemed to be a part hereof:

     Schedule "A" - Drawing of Landlord's Property including Landlord's Building and Tenant's Premises
     Schedule "B" - Tenant  Design  and Construction Criteria (Description of
                    Landlord's  Work  and  Tenant's  Work)
     Schedule "C" - Utility Consumption and Payment Schedule
     Schedule "D" - Tenant Heating, Ventilating and Air-Conditioning Schedule Schedule "E" - Estoppel Certificate

     Subordination, Non-Disturbance and Attornment Agreement

                                   ARTICLE II
                                    PREMISES
                                    --------

     Section  2.1.     Demise.
                       -------

     Landlord hereby leases to Tenant and Tenant hereby rents from Landlord, the Premises having the floor area set forth in Section 1.1.D. Landlord warrants that it has the right to lease the Premises hereby demised, and that so long as Tenant is not in default hereunder, Tenant shall have peaceful and quiet use and possession of the Premises, subject to any Mortgage, and all matters of record or other agreements to which this Lease is or may hereafter be subordinated. Upon the election of either Landlord or Tenant upon delivery of the Premises to Tenant, but prior to Tenant's installation of its improvements, the Premises shall be remeasured by Landlord, at the sole cost and expense of the party electing such measurement, using the formula set forth in Section 1.1.O. hereof. If the total area of the Premises is found to be less than or greater than the area as set forth in Section 1.1.D., then Landlord and Tenant shall execute an amendment to this Lease to correct the discrepancy in the total area of the Premises, for all purposes of this Lease. If neither party elects a remeasurement upon delivery of the Premises to Tenant, the floor area stated in
Section 1.1.D. shall be deemed accepted by the parties hereto for all purposes of this Lease.


                                  ARTICLE III
                                      TERM
                                      ----

Section  3.1.  Term.
               ----

     The Term shall commence on that date (the "Commencement Date") which shall be the earlier to occur of (a) the first day on which the Premises are "Ready for Occupancy" (as defined in Section 7.5.), or (b) Tenant's opening of its business in the Premises. If the Premises are Ready for Occupancy prior to the Grand Opening Date, Landlord may require Tenant to defer its opening for business until the Grand Opening Date. The Term shall be for the number of years and months set forth in Section 1.1.E., plus the part of a month, if any, from the Commencement Date through the last day of the month immediately prior to the first full calendar month in the Term and shall terminate at the end of the Term (the "Termination Date"). If Tenant's alterations are delayed by Force Majeure (as hereinafter defined), then the date on which Tenant is required to open for business shall be extended for the period of such delay, not to exceed thirty (30) days, provided (i) Tenant provides prompt notice to Landlord of such Force Majeure, (ii) Tenant uses its diligent efforts to complete said alterations, and (iii) Tenant has otherwise complied with this Lease. "Force Majeure" shall be failure of power, restrictive governmental law or regulations, riots, insurrection or war, Acts of God, Casualty, strikes or lockouts (provided, however, financial inability shall not constitute a Force Majeure). Landlord and Tenant agree, upon demand of the other, to execute a declaration setting forth the Commencement Date and Termination Date as soon as the Commencement Date and Termination Date have been determined.

     Section  3.2.     Termination;  Holding
                       ---------------------

     Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease and no notice to quit shall be necessary. Tenant shall reimburse Landlord for and indemnify and hold Landlord harmless against all damages, claims, losses or expenses incurred by Landlord resulting from delay by Tenant in vacating the Premises.

     In addition to such reimbursement and indemnification, if Tenant fails to vacate the Premises as required, the tenancy under this Lease shall be a tenancy at sufferance, subject to all of the terms of this Lease applicable to a tenancy at sufferance, except that (a) the Annual Basic Rental payable hereunder during said holdover period shall be equal to twice the Annual Basic Rental last payable during the Term and (b) Annual Percentage Rental payable hereunder shall be equal to the highest Annual Percentage Rental payable hereunder for any of the last three (3) Rental Years of the Term, on a prorated basis during such holdover period. For the period of three (3) months prior to the expiration of the Term, Landlord may show the Premises to prospective tenants during normal business hours provided Landlord does not interfere with Tenant's use of the Premises.


                                   ARTICLE IV
                                      USE
                                      ---

     Section  4.1.     Prompt  Occupancy  and  Use;  Store  Hours.4.1.
                       -----------------------------------------------

     Tenant shall occupy the Premises upon the Commencement Date and thereafter will continuously use the Premises for the Permitted Use and for no other use whatsoever, provided that Tenant may use minor portions of the Premises for storage and office purposes as are reasonably required for the operation of its business in the Premises. Without limiting the general prohibition contained in the preceding sentence (except as expressly permitted in Tenant's Permitted
Use), Tenant will not, within the Premises, (a) install an automated teller machine; (b) make any vending machine available for use by Tenant's invitees;
(c) make available for use by its invitees any facility or device for the transmission or receipt of information, data, sound, images, services or goods, including, but not limited to telephones and computers, (d) place, permit or operate any gaming device in the Premises or use the Premises or any part thereof for gaming or bookmaking purposes, or (e) provide any service which is provided to patrons of the Shopping Center from time to time by Landlord, directly or through third parties, as tenants of the Shopping Center or otherwise.

     Tenant shall cause its business to be conducted in good faith so as to transact the maximum volume of business in and at the Premises and shall keep the Premises open for business at least during the Store Hours or such other hours as shall be established by Landlord. If Tenant shall fail to keep its business open during the required hours and such failure is not due to a Force Majeure, then, in addition to any other remedy available to Landlord under this Lease, Tenant shall pay to Landlord, as Additional Rental for such breach, a sum equal to One Hundred Dollars ($100.00) for each hour or portion thereof during which Tenant shall fail to so operate.

     Tenant may operate its business during additional hours with Landlord's prior approval provided Tenant shall pay for its proportionate share of any and all additional costs incurred by Landlord as a result thereof.

     Section  4.2.     Tenant  Trade  Name.
                       -------------------

     Tenant shall conduct business in the Premises only in the Tenant Trade Name; provided, however, upon prior notice to Landlord, Tenant may change its trade name if substantially all of Tenant's and Tenant's affiliates' stores operating under the same Tenant Trade Name also change their trade name to such new trade name, and such other trade name will not conflict with, and in Landlord's reasonable judgment is not likely to confuse the public regarding, the trade names of other tenants in the Shopping Center. Within thirty (30) days of a permitted change in Tenant Trade Name, Tenant agrees, at its sole cost and expense, to replace its storefront sign to reflect the new Tenant Trade Name. Plans and specifications for such storefront sign must be set forth in detail and submitted to Landlord for approval prior to installation of said sign.


                                    ARTICLE V
                                     RENTAL
                                     ------

     Section  5.1.     Rental.
                       -------

     Tenant agrees to pay to Landlord as rental ("Rental") for the Premises (a) the Annual Basic Rental specified in clause G of Section 1.1; plus (b) the Annual Percentage Rental specified in clause H of Section 1.1; plus (c) Tenant's Occupancy Charge specified in clause I of Section 1.1; plus (d) all additional sums, charges or amounts due under this Lease, whether or not such sums, charges or amounts are referred to as additional rental (collectively referred to as "Additional Rental").

     Annual Basic Rental shall be paid by Tenant in equal monthly installments in advance on the first day of each full calendar month during the Term, the first such payment to include any prorated Annual Basic Rental for the period from the Commencement Date to the first day of the first full calendar month in the Term.

     Annual Percentage Rental shall be paid by Tenant monthly during each Rental Year on or before the fifteenth (15th) day following the close of each calendar month commencing with the first month during each Rental Year that Tenant's aggregate Gross Sales for such Rental Year exceed the Breakpoint for such Rental Year. Monthly payments of Annual Percentage Rental shall be calculated by multiplying the amount of Gross Sales for the month in question by the percentage specified in Section 1.1.H., with appropriate adjustment for the month in which the Breakpoint is achieved. As soon as practicable after the end of each Rental Year, the Annual Percentage Rental shall be finally determined and any necessary payment or refund shall be promptly made.

     Tenant's Occupancy Charge shall be paid by Tenant in equal monthly installments in advance on the first day of each calendar month during the Term, the first such payment to include any prorated Tenant's Occupancy Charge for the period from the Commencement Date to the first day of the first full calendar month in the Term. Tenant's Occupancy Charge shall be increased as of January 1st of each year during the Term by an amount equal to the greater of three percent (3%) or the percentage increase in the CPI multiplied by Tenant's
Occupancy Charge for the prior calendar year. "CPI" shall mean the Consumer Price Index for All Urban Consumers (U. S. City Average) published by the Bureau of Labor Statistics of the United States Department of Labor. The percentage increase in the CPI shall be determined by (a) taking the September CPI most recently reported prior to the calendar year for which the increase is effective and subtracting the September CPI reported one year earlier (the "Prior Period CPI") and (b) dividing the result by the Prior Period CPI.

     If during the Term the CPI is changed or discontinued, Landlord shall choose a comparable index, formula or other means of measurement of the relative purchasing power of the dollar and such substitute index, formula or other means of measurement shall be utilized in place of the CPI as if it had been originally designated in this Lease.

     Unless the time for payment is otherwise expressly stated in this Lease, Additional Rental shall be paid by Tenant on or before the tenth (10th) day following Landlord's billing Tenant therefor.

     The first "Rental Year" shall commence on the Commencement Date and shall end at the close of the twelfth full calendar month following the Commencement Date; thereafter each Rental Year shall consist of successive periods of twelve calendar months. Any portion of the Term remaining at the end of the last full Rental Year shall constitute the final Rental Year and all Rental shall be apportioned therefor.

     The Annual Basic Rental and the Breakpoint shall be adjusted proportionately for any Rental Year of more or less than twelve (12) calendar months.

     Section  5.2.  "Gross  Sales"  Defined
                    -----------------------

     "Gross Sales" means the actual sales prices or rentals of all goods and merchandise sold, leased, licensed or delivered, and the actual charges for all services performed by Tenant, or by any subtenant, licensee or concessionaire in, at, from, or arising out of the use of the Premises, whether for wholesale, retail, cash, credit, trade-in or otherwise, without reserve or deduction for inability or failure to collect except as set forth below. Gross Sales shall include, without limitation, sales and services (a) whether delivery or performance is made from the Premises or from some other place, (b) made or performed by mail, telephone, telefax, e-mail, Internet or any other communications medium to, at or from the Premises, (c) made or performed by means of mechanical or other vending devices in the Premises, or (d) which Tenant or any subtenant, licensee, concessionaire or other person in the normal and customary course of its business would credit or attribute to its operations in any part of the Premises. No franchise, occupancy or capital stock tax and no income or similar tax based on income or profits shall be deducted from Gross Sales.

     The following shall not be included in Gross Sales: (i) any exchange of merchandise between stores of Tenant where such exchange is made solely for the convenient operation of Tenant's business, (ii) sales of trade fixtures, machinery and equipment not part of Tenant's inventory, (iii) sales, use, luxury or excise taxes separately stated from the sales price, (iv) charges for alterations and/or repairs made at no profit to Tenant, (v) sales to employees at discount to the extent that such sales do not exceed one percent (1%) of the Gross Sales during any Rental Year and are at no profit to Tenant, (vi) receipts from vending machines and pay telephones located in non-sales areas, (vii) insurance proceeds, (viii) sales in bulk to manufacturers and jobbers, (ix) service charges payable to Tenant on accounts receivable, (x) all travel related revenue (including airline tickets, cruise vacations, hotel reservations and car rentals); and (xi) charges made for delivery at no profit to Tenant which shall be shown as a separate charge. The following may be deducted from Gross Sales:
(a) cash or credit refunds to customers on transactions previously reported in Gross Sales and (b) to the extent that any purchase was previously included in Gross Sales, bad debts not in excess of one percent (1%) of Gross Sales in any one Rental Year (provided, however, that if Tenant subsequently receives payment on any account theretofore excluded, such payment shall be included in Gross Sales for the Rental Year in which received). Tenant shall not deduct from Gross Sales cash or credit refunds to customers on transactions which were catalog, electronic or Internet sales not included in Gross Sales. Those items which Tenant is permitted to exclude or deduct from Gross Sales may only be so excluded or deducted if complete, accurate and separate records relating thereto are maintained and preserved by Tenant and made available to Landlord.

     Deposits or payments on layaway merchandise sales (provided the customer has not taken delivery of the merchandise) shall be included in Gross Sales at the time such sale is final and shall be included as part of the overall sale. A "final" sale shall occur at the time a customer takes delivery of the merchandise. In the event that an order is canceled for which Tenant has received a deposit or partial payment which is not refunded, such deposit or partial payment shall be included in Gross Sales. Sales of gift certificates shall not be included in Gross Sales but the redemption of gift certificates at the Premises shall be included in Gross Sales, whether or not purchased at the Premises.

     Section  5.3.     Statements  of  Gross  Sales.
                       ----------------------------

     Tenant shall deliver to Landlord: (a) within fifteen (15) days after the close of each calendar month of the Term, a written report signed by Tenant or by an authorized officer or agent of Tenant, showing the Gross Sales made in the preceding calendar month and (b) within sixty (60) days after the close of each Rental Year, a statement of Gross Sales (prior to excluding and deducting those items enumerated in the second paragraph of Section 5.2) and an itemization of any exclusions and deductions made by Tenant as permitted by Section 5.2 for the preceding Rental Year which shall conform to and be in accordance with generally accepted accounting principles and Section 5.2. The annual statement shall be accompanied by the signed certificate of an independent Certified Public Accountant or the chief financial officer of Tenant stating specifically that he has examined the report of Gross Sales for the preceding Rental Year, and the calculation of Gross Sales has been made in accordance with the definition of Gross Sales contained in this Lease. If Tenant shall fail to deliver such annual statement and certificate to Landlord within said sixty (60) day period, Landlord shall have the right, after ten (10) days notice to Tenant, to employ its authorized representative to examine such books and records, including without limitation all records required by Section 5.4, as may be necessary to certify the amount of Tenant's Gross Sales for such Rental Year, and Tenant shall pay to Landlord the reasonable cost thereof as Additional Rental.

     If such audit shall disclose that Tenant's records, in the opinion of such independent Certified Public Accountant, are inadequate to disclose such Gross

Sales, Landlord shall be entitled to collect, as Additional Rental, an equitable sum determined by such independent Certified Public Accountant but not exceeding fifty percent (50%) of the Annual Basic Rental payable by Tenant during the period in question.

     Section  5.4.     Tenant's  Records.
                       -----------------

     In order for Landlord to verify Gross Sales, Tenant will use and retain magnetic computer tapes (including tapes for its point of sale registers in the Premises), or such other device for recording sales as Landlord approves, which will disclose each sale or transaction. Tenant will preserve for at least three
(3) years, and during the Term shall keep at the Tenant Notice Address or the Premises, original or duplicate books and records, which shall disclose all information required to determine Tenant's Gross Sales and which shall conform to and be in accordance with generally accepted accounting principles. Not more than once in any Rental Year upon ten (10) days' prior written notice, Landlord or any Mortgagee, their agents and accountants, shall have the right during business hours to make any examination or audit of such books and records which Landlord or such Mortgagee may desire. If such audit shall disclose a liability in any Rental Year for Rental in excess of the Rental theretofore paid by Tenant for such period, Tenant shall promptly pay such liability. If Tenant fails to provide adequate records or such audit shall disclose that Tenant has underreported Gross Sales by five percent (5%) or more during any Rental Year,
(a) Tenant shall promptly pay the reasonable cost of audit and interest at the Default Rate on all additional Annual Percentage Rental then payable, accruing from the date such additional Annual Percentage Rental was due and payable, and
(b) an Event of Default shall be deemed to exist unless, within ten (10) days, Tenant shall furnish Landlord with adequate records or evidence satisfactorily demonstrating to Landlord that such inadequate records or underreporting of Gross Sales was the result of good faith error on Tenant's part. If such audit shall disclose an overpayment of Rental by Tenant, Landlord shall promptly credit Tenant the amount of any overpayment.


    Section  5.5.     Payment  of  Rental; Qualified Rental.
                       -------------------------------------



     Tenant shall pay all Rental when due, without any setoff, deduction or prior demand therefor. Except as provided herein, Tenant shall not pay any Rental earlier than one (1) month in advance of the date on which it is due. If Tenant shall fail to pay any Rental within ten (10) days after the same is due, Tenant shall pay Additional Rental equal to the greater of One Hundred Dollars ($100.00) or ten percent (10%) of any Rental payment not paid when due to reimburse Landlord for its additional administrative costs. In addition, any Rental which is not paid within ten (10) days after the same is due shall bear interest at the Default Rate from the first day due until paid. Rental shall be paid and statements of Gross Sales delivered or mailed at such place as Landlord may from time to time designate. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement that such lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

     Landlord and Tenant intend that all Rental paid to Landlord under this Lease will qualify as rents from real property within the meaning of Section 856(d) of the Internal Revenue Code of 1986, as amended and as further defined in Treasury Regulation Section 1.856-4 ("Qualified Rental"). If Landlord advises Tenant that, in Landlord's sole discretion, there is any risk that all or part of any payments made by Tenant under this Lease will not qualify as Qualified Rental, Tenant agrees to cooperate with Landlord to restructure this Lease in such manner as may be necessary to enable such payments to be treated as Qualified Rental, provided such restructuring will not have a material adverse economic impact on Tenant.

     Section  5.6.     Future  Expansion/Renovation.
                       ----------------------------

     In the event that during the Term (a) one or more additional Anchors are constructed in the Shopping Center, or (b) one or more expansions of the Shopping Center, involving the addition of at least 50,000 square feet of floor area occurs, or (c) the Common Areas are expanded or renovated by the construction of capital improvements which have an aggregate cost equal to or greater than an amount equal to $20.00 multiplied by Landlord's Floor Area (any of the foregoing being an "Expansion"), then, upon the opening for business of each Expansion, the Annual Basic Rental shall be increased by ten percent (10%) for each such Expansion and the Breakpoint shall be increased by a like percentage.


                                    ARTICLE VI
                                      TAXES
                                      -----

      Section 6.1.     Tenant to Pay Proportionate Share of Taxes.
                       -------------------------------------------

     Tenant shall pay in each Tax Year during the Term, as Additional Rental, a proportionate share of all amounts payable by Landlord with respect to real estate taxes, ad valorem taxes and assessments, general and special, taxes on real estate rental receipts, taxes on Landlord's gross receipts, or any other tax imposed upon or levied against real estate, or upon owners of real estate as such rather than persons generally, extraordinary as well as ordinary, foreseeable and unforeseeable, including taxes imposed on leasehold improvements which are assessed against Landlord, payable with respect to or allocable to Landlord's Property, including all land, Landlord's Building and all other buildings and improvements situated thereon, together with the reasonable cost (including fees of attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, and all of Landlord's reasonable administrative costs in relation to the foregoing, all of the above being collectively referred to herein as "Taxes." Tenant's proportionate share of Taxes shall be computed by multiplying the amount of such Taxes (less any contributions by Anchors and Major Tenants) by a fraction, the numerator of which shall be Tenant's Floor Area and the denominator of which shall be Landlord's Floor Area less the floor area of any Major Tenants. Landlord, at its option, from time to time, may exclude from Landlord's Floor Area any Landlord's Floor Area not existing as of the date of execution of this Lease, provided the Taxes associated therewith are excluded from Taxes. For the Tax Year in which the Term commences or terminates, the provisions of this Section shall apply, but Tenant's liability for its proportionate share of any Taxes for such year shall be subject to a pro rata adjustment based upon the number of days of such Tax Year falling within the Term. As used herein, "Tax Year" means each yearly period established by the appropriate taxing authorities as the tax year.

     If an assessment is payable in installments, Tenant's proportionate share of such assessment shall be computed as though Landlord had elected to pay the same in the maximum number of installments permitted by law without additional costs, penalties or interest being assessed by reason of such installments, provided the Term has not expired or this Lease has not terminated. Tenant shall not have any liability with respect to installments which are attributable to the period after the expiration of the Term.

     So long as Tenant is not in default of the requirement to pay its Taxes, Tenant shall not be required to pay any interest or penalties imposed for non-payment of Taxes.

     Taxes shall not include any general income, franchise, corporate transfer, estate or gift tax imposed upon Landlord generally rather than as owner and/or lessee of Landlord's Property.

     Section  6.2.     Payment  of Proportionate Share of Taxes.
                       ----------------------------------------

     Tenant's proportionate share of Taxes shall be paid by Tenant in monthly installments in such amounts as are reasonably estimated and billed for each Tax Year during the Term by Landlord, each such installment being due on the first day of each calendar month. At any time during a Tax Year, Landlord may reestimate Tenant's proportionate share of Taxes and thereafter adjust Tenant's monthly installments payable during the Tax Year to reflect more accurately Tenant's proportionate share of Taxes. Within one hundred twenty (120) days after Landlord's receipt of tax bills for each Tax Year, or such reasonable (in Landlord's determination) time thereafter, Landlord will notify Tenant of the amount of Taxes for the Tax Year in question and the amount of Tenant's proportionate share thereof. Any overpayment or deficiency in Tenant's payment of its proportionate share of Taxes for each Tax Year shall be paid promptly. Failure of Landlord to provide such notice within the time prescribed shall not relieve Tenant of its obligations hereunder. Notwithstanding the foregoing, if Landlord is required under law to pay Taxes in advance, Tenant agrees to pay Landlord, upon Commencement Date, an amount equal to Tenant's share of Taxes for the entire Tax Year in which the Term of this Lease commences, and in such event, at the termination of this Lease, Tenant shall be entitled to a refund of Taxes paid which are attributable to a period after this Lease expires.

     Section  6.3.     Taxes on Rental; Tenant's Taxes.
                       -------------------------------

     Tenant shall also pay any sales, excise and other taxes (not including, however, Landlord's income taxes) levied by any taxing authority upon any Rental payable hereunder. Tenant shall also pay, prior to the time the same shall become delinquent or payable with penalty, all taxes imposed on its inventory, furniture, trade fixtures, apparatus, equipment, leasehold improvements installed by Tenant or by Landlord on behalf of Tenant (except to the extent such leasehold improvements shall be covered by Taxes referred to in
Section 6.1), and any other property of Tenant. Landlord may require that Tenant's leasehold improvements be separately assessed by the taxing authority.


                                   ARTICLE VII
                                  IMPROVEMENTS
                                  ------------

     Section  7.1.     Tenant's  Improvements.7.1.
                       ---------------------------

     Prior to the commencement of the Term, Tenant shall, at its sole cost and expense, (a) promptly initiate and diligently pursue the design of all leasehold improvements and other work to be performed by it pursuant to Schedule B on a schedule which in Landlord's reasonable judgment will permit Tenant to complete such leasehold improvements not later than ten (10) days prior to the Grand Opening Date with respect to the exterior of the Premises and not later than seven (7) days prior to the Grand Opening Date with respect to the interior of the Premises, and (b) promptly commence and diligently pursue the construction and completion of the Premises. Tenant will be permitted by Landlord to enter the Premises in accordance with Schedule B for the purpose of performing its obligations under Schedule B and for the purpose of installing its fixtures and other equipment, provided (i) Tenant shall have obtained Landlord's approval of the plans and specifications for such work, (ii) Tenant shall have obtained a valid building permit for construction of its leasehold improvements, (iii) Tenant shall have deposited with Landlord the policies or certificates of insurance required in Article XIII and (iv) Landlord shall have received full payment from Tenant for the Grand Opening Contribution and for those items set forth in Schedule B. Tenant's activities shall be conducted so as not to unreasonably interfere with Landlord's construction activities. Tenant shall maintain the Premises in a clean and orderly condition during construction and merchandising. All trash which may accumulate in connection with Tenant's construction and merchandising activities shall be deposited daily in dumpsters, provided by or for Landlord in the Shopping Center as more particularly described in Schedule B. During such construction and merchandising period, Tenant shall perform all duties and obligations imposed by this Lease, including, without limitation, those provisions relating to insurance and indemnification, saving and excepting only the obligation to pay Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder), which obligation shall commence when the Term commences.

     Landlord's work is limited to that work specified in Schedule B and Tenant shall be required to make all leasehold improvements to the Premises in accordance with Tenant's approved plans, except those which Landlord is specifically required to make under Schedule B.

     Section  7.2.     Effect of Opening for Business.
                       ------------------------------

     By opening the Premises for business, Tenant shall be deemed to have (a) accepted the Premises, (b) acknowledged that the same are in the condition called for hereunder, and (c) agreed that the obligations of Landlord under Schedule B have been fully performed, except Landlord shall repair (i) any apparent defect in work performed by Landlord of which Tenant notifies Landlord within thirty (30) days after Tenant takes possession of the Premises, and (ii) any latent defect in work performed by Landlord of which Tenant notifies Landlord within six (6) months after Tenant takes possession of the Premises.

     Section  7.3.     Mechanic's  Liens.
                       -----------------

     No work performed by Tenant pursuant to this Lease shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractors on or about the Premises. If any mechanic's or other liens shall at any time be filed against the Premises or any part of the Shopping Center by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, and regardless of whether any such lien is asserted against the interest of Landlord or Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien to be so discharged or bonded within thirty (30) days (or such shorter period required under any Mortgage) after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord, including reasonable attorneys' fees incurred by Landlord either in defending against such lien or in procuring the bonding or discharge of such lien, together with interest thereon at the Default Rate, shall be due and payable by Tenant to Landlord as Additional Rental.

     Section  7.4.     Tenant's  Leasehold  Improvements and Trade Fixtures.
                       -----------------------------------------------------

     No leasehold improvements (as distinguished from trade fixtures and apparatus) installed in the Premises whether by Tenant, Landlord or others, shall be removed by Tenant from the Premises at any time, without Landlord's prior written consent. At the termination of this Lease, all leasehold improvements shall be deemed to be part of the Premises, and title thereto shall vest solely in Landlord without payment owing to Tenant.

     All trade fixtures and apparatus owned by Tenant shall remain the property of Tenant and may be removed from the Premises unless Tenant shall then be in default of any terms or covenants of this Lease. Tenant shall repair any damage to the Premises caused by the removal of said trade fixtures and apparatus and shall restore the Premises to substantially the same condition as existed prior to the installation of said trade fixtures and apparatus, ordinary wear and tear excepted.

     If Tenant is in default, Landlord shall have the benefit of any applicable lien on Tenant's property (specifically excluding Tenant's merchandise) located in or on the Premises as may be permitted under the laws of the state in which the Shopping Center is located and in the event such lien is asserted by Landlord in any manner or by operation of law, Tenant shall not remove or permit the removal of said property until the lien has been removed and all defaults have been cured.

     Section  7.5.     "Ready  for Occupancy" Defined.
                       -------------------------------

     The Premises shall be "Ready for Occupancy" as of the date on which the last of the following shall have occurred:

           (a) Landlord shall have substantially completed all work to be performed by it pursuant to Schedule B which is necessary to permit Tenant to commence the work to be performed by it under Schedule B.

               For the purpose of this clause (a) of Section 7.5., the term "substantially completed" shall mean the date upon which Landlord has completed its work as set forth in Schedule B to the extent, as determined by Landlord, that Tenant's contractor may commence the construction of Tenant's work as specified in Schedule B. Landlord will not be required to complete the balance of its work in the Premises until Tenant has commenced construction of Tenant's work and completed certain portions of said work designated by Landlord, Landlord will then reenter the Premises and complete its work;

          (b) Sixty (60) calendar days shall have passed from the date Tenant shall have received Landlord's authorization to enter the Premises to complete the work to be performed by it pursuant to Schedule B and to fixture the Premises and otherwise make the Premises ready for opening for business;

          (c) At least sixty-five percent (65%) of Landlord's Floor Area in Landlord's Expansion, including the Premises, shall have been substantially completed and turned over to tenants for finishing;

          (d) At least 4,000 automobile parking spaces shall be available in the Shopping Center; and

          (e) Any one (1) of the following Anchors in Landlord's Expansion shall have been substantially completed and open or ready to open for business: Dillard's, Nordstrom, Saks, or Bloomingdales Homestore.




                                  ARTICLE VIII
                                   OPERATIONS
                                   ----------

         Section  8.1.     Operations  by  Tenant.
                           -----------------------

     Tenant will at its expense: (a) keep all exterior store surfaces including the inside and outside of all glass in the doors and windows of the Premises clean; (b) replace promptly any cracked or broken glass of the Premises; (c) maintain the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (d) keep any garbage, trash, rubbish or other refuse in rat-proof containers within the interior of the Premises until removed and dispose same in designated receptacles provided by Landlord;
(e) keep all mechanical apparatus reasonably free of vibration and noise which may be transmitted beyond the Premises; (f) light the show windows of the Premises and exterior signs and turn the same off to the extent reasonably required by Landlord; (g) comply and cause the Premises to comply with all applicable governmental statutes, laws, rules, orders, regulations and ordinances affecting the Premises or the use thereof; (h) comply with all rules and regulations established by Landlord from time to time which apply generally to all retail tenants in Landlord's Property; and (i) maintain sufficient and seasonal inventory and have sufficient number of personnel to maximize sales volume in the Premises.

     Tenant will not: (j) place anything on, or otherwise obstruct, any portion of the Common Areas or entrance to the Premises; (k) use any objectionable advertising medium such as loudspeakers, phonographs, public address systems, sound amplifiers, reception of radio or television broadcasts within the Shopping Center, which is in any manner audible or visible outside of the Premises; (l) cause or permit objectionable odors (in Landlord's opinion) to emanate from the Premises; (m) solicit business or distribute handbills or other advertising matter in any Common Areas (including placing any of the same in or upon any automobiles parked in the parking areas); (n) permit the parking of vehicles so as to interfere with the use of any driveway, corridor, footwalk, parking area, mall or other Common Areas; (o) receive or ship articles of any kind outside the designated loading areas for the Premises; (p) use the mall, corridor or any other Common Areas adjacent to the Premises for the sale or display of any merchandise or for any other business, occupation or undertaking;

(q) conduct or permit to be conducted any auction, fictitious fire sale, going out of business sale, bankruptcy sale (unless directed by court order), or other similar type sale in or connected with the Premises (but this provision shall not restrict the absolute freedom of Tenant in determining its own selling prices, nor shall it preclude the conduct of periodic seasonal, promotional or clearance sales); (r) use the Premises or otherwise operate in a manner which will be in violation of law or which would violate Landlord's insurance policies or cause an increase in the cost of Landlord's insurance; (s) place a load upon any floor which exceeds the floor load which the floor was designed to carry;
(t) operate its heating or air-conditioning in such a manner as to drain heat or air-conditioning from the Common Areas or from the premises of any other tenant of the Shopping Center; (u) use the Premises for any unlawful or illegal business, use or purpose, or for any business, use or purpose which is immoral or disreputable (including without limitation "adult entertainment establishments" and "adult bookstores"), or which is hazardous, or in such manner as to constitute a nuisance of any kind (public or private), or for any purpose or in any way in violation of the certificates of occupancy (or other similar approvals of applicable governmental authorities); or (v) park or permit its employees to park in areas other than those designated by Landlord, if any, for employee parking.

     Section  8.2.     Exterior  of  Premises.
                       ----------------------

     Tenant shall not maintain within or on the exterior of the Premises any sign, banner, decoration or any other thing which is visible outside the Premises, nor paint the exterior of the Premises, without the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed if in accordance with Landlord's then-current design criteria.

     Section  8.3.     Trash  Removal  Service8.
                       -----------------------

     At its option, Landlord may furnish (or authorize others to furnish) a service for the removal of trash from receptacles designated by Landlord for the regular deposit by Tenant of its garbage, trash, rubbish or other refuse, and, if it shall do so, then in each Rental Year, at Landlord's election, Tenant shall either (i) reimburse Landlord monthly, as Additional Rental, for all costs incurred by Landlord in furnishing such service, or (ii) pay directly such person, firm or corporation authorized by Landlord to provide such trash removal services.

     Section  8.4.     Hazardous  Materials.
                       --------------------

     (a) "Hazardous Material(s)" means any substance that, by itself or in combination with other materials, is either (i) potentially injurious to public health, safety, or the environment; or (ii) now or in the future regulated by any federal, state, or local governmental authority as potentially injurious to public health, safety, or the environment.

     (b) With the exception of minor amounts of Hazardous Materials customarily and lawfully used in conjunction with the Permitted Use, Tenant, its employees, contractors, agents, and any party acting on behalf of Tenant, shall not store, use, treat, generate, or dispose of Hazardous Materials at the Shopping Center.

     (c) Tenant, its employees, contractors, agents, and any party acting on behalf of Tenant shall comply, and shall keep the Premises in compliance, with all laws and regulations relating to Hazardous Materials ("Environmental Laws"); and in addition Tenant shall:

          (i) Promptly provide Landlord with copies of any document, correspondence, report or communication, written or oral, relating to Hazardous Materials at or affecting the Shopping Center (x) to or from any regulatory body, or (y) stating a basis for any potential liability or responsibility of Tenant, Landlord, or the Shopping Center; including all such documents, correspondence, reports or communications prepared by or on behalf of Tenant. In addition to the above, at Landlord's request, Tenant shall provide copies of any and all records and communications whatsoever relating to Hazardous Materials at or affecting the Shopping Center.

          (ii) Immediately notify Landlord in the event of a suspected or confirmed release of a Hazardous Material or violation of Environmental Laws at or affecting the Shopping Center and caused by or related to the operations of Tenant, its employees, contractors, agents, or any party acting on behalf of Tenant and, at Landlord's sole option, either promptly remediate or correct such release or violation to Landlord's satisfaction or reimburse Landlord's cost of remediation (including reasonable attorneys' and consultants' fees); and compensate Landlord and/or third parties for all resultant damage.

          (iii) Permit Landlord reasonable access to the Premises for the purpose of conducting an environmental audit or testing, the cost of which shall be borne by Landlord unless the results indicate activity prohibited by Environmental Laws or hereunder.

          (iv) Upon expiration or other termination of this Lease, remove all Hazardous Materials from the Premises, and at Landlord's option cause to be performed and provided to Landlord an environmental audit of the Premises, using a consultant reasonably acceptable to Landlord, and correct, at its expense, any deficiencies noted by the audit.

     (d) Landlord shall comply with all Environmental Laws regarding its storage, use, treatment, generation, and disposal of Hazardous Materials, and, if required by law, shall promptly remediate any release of Hazardous Materials or correct any violation of Environmental Laws at or affecting the Shopping Center and resulting from such storage, use, treatment, generation or release.

     (e) This Section 8.4 shall survive the expiration or other termination of this Lease.


                                   ARTICLE IX
                            REPAIRS AND ALTERATIONS
                            -------------------------

       Section  9.1.     Repairs  to  be  Made  by Landlord.9.1.
                         ---------------------------------------

     In addition to Landlord's obligations under Section 14.1, Landlord, at its expense, will make, or cause to be made in a reasonably prompt and diligent manner (a) structural repairs to exterior walls, structural columns, roof and structural floors which collectively enclose the Premises (excluding, however, all doors, door frames, storefronts, windows and glass); (b) repairs to plumbing, electrical or other mechanical installations which pass over and/or beneath the Premises and service any other tenant's premises (whether individually or together with other premises, including the Premises) but are not servicing solely the Premises; and (c) such repairs as are specifically set forth as Landlord's responsibility under Section 12.1 hereof. Any repairs made by Landlord shall be performed so as to minimize disruptions to Tenant's use of the Premises.

     Section  9.2.     Repairs  to be Made by Tenant.
                       -----------------------------

     All repairs to the Premises or any installations, equipment or facilities therein (or located outside of the Premises but serving only the Premises), other than those repairs required to be made by Landlord pursuant to Section 9.1, shall be made by Tenant at its expense. Tenant will keep the interior of the Premises, together with all electrical, plumbing and other mechanical installations therein (or located outside of the Premises but serving only the Premises) and (if and to the extent provided in Schedule D) the heating, ventilating and air-conditioning system in the Premises, in good order and repair and will make all necessary replacements. Tenant will surrender the Premises at the expiration of the Term in as good condition as when received, damage by Casualty, unavoidable accident or Act of God and ordinary wear and tear excepted. Tenant will not overburden or exceed the capacity of any utility serving the Premises or within the Premises, and at its expense, subject to the provisions of Section 9.3, will make any additional installation which may be required in connection with Tenant's apparatus. Any damage or injury sustained by any person because of Tenant's failure to repair the Premises as required herein, shall be paid for by Tenant.

     Section  9.3.     Alterations  by  Tenant.
                       -----------------------

     Tenant will not make any alterations, renovations, improvements or other installations in, on or to any part of the Premises (including, without limitation, any alterations of the storefront, signs, structural alterations, or any cutting or drilling into any part of the Premises or any securing of any fixture, apparatus, or equipment of any kind to any part of the Premises) unless and until Tenant shall have caused plans and specifications therefor to have been prepared, at Tenant's expense, by an architect or other duly qualified person and shall have obtained Landlord's approval (not to be unreasonably withheld or delayed) thereof. If such approval is granted, Tenant shall cause the work described in such plans and specifications to be performed, at its expense, promptly, efficiently, competently and in a good and workmanlike manner by duly qualified and licensed persons or entities, using first grade materials, without disruption to the operations of tenants or other occupants of the Shopping Center. All such work shall comply with all applicable codes, rules, regulations and ordinances.

     Notwithstanding the foregoing, Tenant shall have the right to make interior repairs or replacements which do not require any structural alteration or impose any greater load on any structural portion of the Premises, and are in accordance with Tenant's originally approved plans and are in conformance with Landlord's most current design criteria.

     Section  9.4.     Changes and Additions to Shopping Center.
                       ----------------------------------------

     Landlord reserves the right at any time and from time to time to (a) make or permit changes to the Shopping Center including additions to, subtractions from, rearrangements of, alterations of, modifications of, or supplements to, the building areas, walkways, driveways, parking areas, or other Common Areas, and (b) construct improvements in Landlord's Building and the Shopping Center and to make alterations thereof or additions thereto and to build additional stories on or in any such building(s) and build adjoining same, including (without limitation) kiosks, pushcarts and other displays in the Common Areas; provided, however, that no such changes, rearrangements or other construction shall reduce the parking areas below the number of parking spaces required by law. Any changes or additions by Landlord to Landlord's Property shall be performed in such a manner so as not to unreasonably interfere with Tenant's use of the Premises and shall not change in a material, adverse way the access to the Premises from the Common Areas immediately in front of and adjacent to the Premises.

     Section  9.5.     Roof  and  Walls.
                       ----------------

     Landlord shall have the exclusive right to use any part of the roof of the Premises for any purpose; to erect additional stories or other structures over all or any part of the Premises; to erect temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the Premises shall not be denied; and to install, maintain, use, repair and replace within the Premises pipes, ducts, conduits, wires and all other mechanical equipment serving other parts of Landlord's Property, the same to be in locations within the Premises as will not unreasonably deny Tenant's use thereof. Landlord may make any use it desires of the side or rear walls of the Premises or other structural elements of the Premises (including, without limitation, free-standing columns and footings for all columns), provided that such use shall not encroach on the interior of the Premises unless (a) all work carried on by Landlord with respect to such encroachment shall be done during hours when the Premises are not open for business and otherwise shall be carried out in such a manner as not to unreasonably interfere with Tenant's operations in the Premises, (b) Landlord, at its expense, shall provide any security services to the Premises required by such work, and (c) Landlord, at its expense, shall repair all damage to the Premises resulting from such work. Landlord agrees that any such uses contemplated hereunder shall not decrease the size of the Premises nor materially interfere with Tenant's use of or access to the Premises from the Common Areas immediately in front of and adjacent to the Premises, and any such pipes or conduits shall be concealed along the walls and ceilings of the Premises.


                                    ARTICLE X
                                  COMMON AREAS
                                  -------------

     Section  10.1.     Use  of Common Areas.
                        --------------------

     Landlord grants to Tenant and its agents, employees and customers a non-exclusive license to use the Common Areas in common with others during the Term, subject to the exclusive control and management thereof at all times by Landlord or others and subject, further, to the rights of Landlord set forth in Sections 9.4 and 10.2.

     Section  10.2.     Management  and  Operation  of  Common  Areas.
                        ---------------------------------------------

     Landlord will operate and maintain the Common Areas in a commercially reasonable and appropriate manner consistent with the operation of a first class shopping center. Landlord will have the right (a) to establish, modify and enforce reasonable and non-discriminatory rules and regulations with respect to the Common Areas; (b) to enter into, modify and terminate easement and other agreements pertaining to the use and maintenance of the Common Areas; (c) to close all or any portion of the Common Areas to such extent as may, in the opinion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; (d) to close temporarily any portions of the Common Areas; (e) to discourage non-customer parking; and
(f) to do and perform such other acts in and to said areas and improvements as, in the exercise of good business judgment, Landlord shall determine to be advisable.


                                   ARTICLE XI
                        PROMOTION OF THE SHOPPING CENTER
                      ------------------------------------

     Landlord shall formulate and carry out an ongoing program for the promotion of the Shopping Center, which program may include, without limitation, special events, shows, displays, signs, marquees, decor, seasonal events, institutional advertising for the Shopping Center, promotional literature to be distributed within Landlord's Property and other activities within the Shopping Center designed to attract customers. In marketing the Shopping Center, Landlord shall have the right to name Tenant's store in the Shopping Center.

     Prior to the date on which Tenant commences construction in the Premises, Tenant shall pay Landlord the Grand Opening Contribution set forth in Section
1.1.E. The Grand Opening Contribution shall be used to promote and advertise the opening of the Landlord's Expansion.


                                  ARTICLE XII
                                    UTILITIES
                                    ---------


     Section  12.1.     Utility  Services.
                        -----------------

     Landlord shall provide the facilities for supplying heating, ventilating and air-conditioning, water, sanitary sewer, telephone and electricity to the Premises as follows:

     (a)  Electricity.  Set  forth in Schedule C, attached hereto, are the terms
          -----------
and conditions under which Landlord shall supply or Tenant shall obtain electricity for use in the Premises;

     (b)  HVAC.  Set  forth  in  Schedule  D  attached hereto, are the terms and
          ----
conditions under which heating, ventilating and air-conditioning will be provided to the Premises;

     (c)  Fire  Protection  Sprinkler  System.  Landlord  shall provide ordinary
          -----------------------------------
repair and maintenance for the fire protection sprinkler system in the Premises, which system shall remain the property of Landlord; and

     (d) Water and Sewer.  Tenant shall pay all charges for water and sewer used
         ---------------
by it and supplied by a public utility or public authority, or any other person, firm or corporation. If Landlord supplies such service, there shall be no separate charge therefor, and Landlord shall continue to supply such service throughout the Term.

     Unless otherwise provided in this Lease, including the schedules attached hereto, Landlord shall not be responsible for providing any utility service to the Premises, nor for providing meters or other devices for the measurement of utilities supplied to the Premises, and Tenant shall arrange for the furnishing to the Premises of such utility services as it may require. Tenant shall be solely responsible for and shall promptly pay, as and when the same become due and payable, all charges for electricity, gas, telephone and any other utility used or consumed in the Premises and supplied by a public utility or public authority or any other person, firm or corporation, including Landlord, supplying the same.

     Section  12.2.     Discontinuances  and Interruptions of Utility Services.
                        -------------------------------------------------------

     Landlord shall not be liable to Tenant in damages or otherwise (a) if any utility shall become unavailable from any public utility company or any other person or entity (including Landlord) supplying or distributing such utility, or

     (b) for any interruption in any utility service caused by the making of any necessary repairs or improvements or by any cause beyond Landlord's reasonable control, and the same shall not constitute a termination of this Lease or an eviction of Tenant. Notwithstanding the foregoing, if any utility to the Premises should become unavailable for a period in excess of seventy-two (72) consecutive hours, and if, as a result of such unavailability, Tenant is unable to operate its business in the Premises, and if such unavailability is directly caused by the willful act or gross negligence of Landlord, as Tenant's sole and exclusive remedy all Rental shall abate until utility service to the Premises is restored.


                                  ARTICLE XIII
                            INDEMNITY AND INSURANCE
                            -----------------------

     Section  13.1.     Indemnities.13.1
                        ------------------

     To the extent permitted by law, Tenant shall and does hereby indemnify Landlord, any general or limited partner of Landlord or any general or limited partner of any partner of Landlord, or any shareholder of any corporate partner of any partner of Landlord, or any other holder of any equity interest in Landlord, or in any entity comprising Landlord or its partners and agrees to save each of them harmless and, at Landlord's option, defend each of them from and against any and all claims, actions, damages, liabilities and expenses (including reasonable attorneys' and other professional fees) judgments, settlement payments, and fines paid, incurred or suffered by any of them in connection with loss of life, personal injury and/or damage to property or the environment suffered by third parties arising from or out of the occupancy or use by Tenant of the Premises or any part thereof or any other part of the Shopping Center, to the extent occasioned by any act or omission of Tenant, its officers, agents, contractors, employees or (while in the Premises) invitees, or arising, directly or indirectly, wholly or in part, from any conduct, activity, act, omission, or operation involving the use, handling, generation, treatment, storage, disposal or other management of any Hazardous Material(s) in, from or to the Premises, whether or not Tenant may have acted negligently with respect to such Hazardous Materials.

     To the extent permitted by law, Landlord shall and does hereby indemnify Tenant and agrees to save it harmless from and against any and all claims, actions, damages, liabilities and expenses (including reasonable attorneys' and other professional fees), judgments, settlement payments, and fines paid, incurred or suffered by Tenant in connection with loss of life, personal injury and/or damage to property suffered by third parties arising from or out of the use of any portion of the Common Areas by Landlord, to the extent occasioned by any act or omission of Landlord, its officers, agents, contractors or employees. Landlord shall indemnify, hold harmless and defend Tenant, its agents, servants and employees from and against all claims, actions, losses and expenses made by third parties (including reasonable attorneys' and other professional fees) arising from any conduct, activity, act, omission or operation involving the use, handling, generation, treatment, storage, disposal or release of any Hazardous Material(s) in, from or to the Premises or the Shopping Center, to the extent caused directly by the actions of Landlord, its agents, servants and employees, and not arising solely out of Landlord's position as an owner/operator of the Shopping Center.

The obligations of the parties pursuant to this Section 13.1 shall survive any termination of this Lease with respect to any act, omission or occurrence which took place prior to such termination.

     Section  13.2.     Landlord  Not  Responsible  for  Acts  of  Others.
                        -------------------------------------------------

     Landlord shall not be liable to Tenant, or to those claiming, through Tenant, for any loss or damage which may result from (a) the acts or omissions of persons occupying space in any part of the Shopping Center, or their agents, employees, contractors or invitees or (b) from the breaking, bursting, stoppage or leaking of electrical cable and wires, or water, gas, sewer or steam pipes. Tenant acknowledges that its use of the Premises and Shopping Center is at its own risk.

     Section  13.3.     Tenant's  Insurance.
                        -------------------

     At all times on and after delivery of the Premises to Tenant, Tenant will carry and maintain, at its expense:

     (a) a non-deductible commercial general liability insurance policy, including (but not limited to) insurance against assumed or contractual liability under this Lease, with respect to liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, to afford protection with respect to personal injury, death or property damage of not less than Two Million Dollars ($2,000,000) per occurrence combined single limit/Four Million Dollars ($4,000,000) general aggregate (but not less than $2,000,000 per location aggregate); and

     (b) special form property and casualty insurance policy, including theft coverage, written at not less than eighty percent (80%) replacement cost value covering all of Tenant's personal property in the Premises (including, without limitation, inventory, trade fixtures, furniture and other property removable by Tenant under the provisions of this Lease) and all leasehold improvements installed in the Premises by or on behalf of Tenant, which policy may have a deductible of not more than $25,000; and

     (c) comprehensive boiler and machinery equipment policy, including electrical apparatus, if applicable, which policy may have a deductible of not more than $25,000; and

     (d) if and to the extent required by law, worker's compensation insurance policy, or similar insurance in form and amounts required by law.

     Tenant may maintain the required liability and special form property and casualty insurance in the form of a blanket policy covering other locations of Tenant in addition to the Premises; provided, however, that Tenant shall provide Landlord with a certificate of insurance specifically naming the location of the Premises, the limits of which coverage are to be at least in the amounts set forth in this Section 13.3.

     Notwithstanding the foregoing, Tenant may carry the required special form property and casualty insurance in a deductible form and may elect to self-insure such deductible, so long as the amount of such deductible does not exceed Five Thousand and 00/100 Dollars ($5,000.00) and Tenant agrees not to hold Landlord, its officers, agents, contractors or employees liable for any losses which would otherwise be covered by such deductible. Tenant hereby expressly waives all right of recovery against Landlord, its officers, agents, employees or contractors for damage which would otherwise be covered by any deductible contained in Tenant's insurance policies covering the Premises.

     Section  13.4.     Tenant's  Contractor's  Insurance.
                        ---------------------------------

     Tenant shall require any contractor of Tenant performing work on the Premises to carry and maintain, at no expense to Landlord, a non-deductible:

     (a) commercial general liability insurance policy, including (but not limited to) contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection, with respect to personal injury, death or property damage of not less than Three Million Dollars ($3,000,000) per occurrence combined single limit/Five Million Dollars ($5,000,000) general aggregate (but not less than $3,000,000 per location aggregate);

     (b) comprehensive automobile liability insurance policy with a combined single limit for each occurrence of not less than One Million Dollars ($1,000,000) with respect to personal injury or death and property damage; and

     (c) worker's compensation insurance policy or similar insurance in form and amounts required by law.

     Section  13.5.     Policy  Requirements.
                        --------------------

     The companies writing any insurance which Tenant is required to carry and maintain pursuant to Sections 13.3 and 13.4, shall maintain a rating from A.M. Best Company, Inc. of at least A-IX, or a comparable rating if the current rating system is changed. The commercial general liability policies shall name Landlord and/or its designee(s) as additional insured and casualty insurance policies, shall name Landlord and/or its designee(s) as loss payee. All policies shall be primary and non-contributory with respect to Landlord's liability arising out of the act or omission of Tenant, its officers, agents, contractors, employees or (while in the Premises) invitees, and shall also contain a provision by which the insurer agrees that such policy shall not be cancelled, materially changed or not renewed without at least thirty (30) days' advance notice to Landlord, c/o The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, Attention: Risk Manager, by certified mail, return receipt requested, or to such other party or address as may be designated by Landlord or its designee. Each such policy, or a certificate thereof, shall be deposited with Landlord by Tenant promptly upon commencement of Tenant's obligation to procure the same.

     Section  13.6.     Waiver of Right of Recovery.
                        ---------------------------

     Except for the indemnification contained in Section 13.1 with respect to Hazardous Materials, neither Landlord nor Tenant shall be liable to the other or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or any resulting loss of income, or losses under worker's compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees. The provisions of this
Section 13.6 shall not limit the indemnification for liability to third parties pursuant to Section 13.1. In the event of a permitted sublease or other occupancy agreement for all or a portion of the Premises, the subtenant or occupant shall expressly agree in writing to be bound by the provisions of this
Section 13.6 (as if such subtenant or occupant were Tenant hereunder) for the benefit of Landlord. The owner or occupant of any Anchor within the Shopping Center shall have the benefit of this Section 13.6. and none of them shall be liable to Tenant or Tenant's insurance company for any loss or damage.


                                  ARTICLE XIV
                             DAMAGE AND DESTRUCTION
                            ------------------------

     Section  14.1.     Landlord's Obligation to Repair  and  Reconstruct.
                        ---------------------------------------------------

     If the Premises shall be damaged by fire, the elements, accident or other casualty (any of such causes being referred to herein as a "Casualty"), then, subject to the provisions of Section 14.2, Landlord shall in a reasonably prompt manner cause such damage to be repaired. All such repairs shall be made at the expense of Landlord; but Landlord shall not be required to perform any work beyond that described in Schedule B. Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's personal property (including, without limitation, inventory, trade fixtures, furniture and other property removable by Tenant under the provisions of this Lease) or to any leasehold improvements installed in the Premises by or on behalf of Tenant, all of which damage, replacement or repair shall be undertaken and completed by Tenant promptly.

If, as the result of Casualty, the Premises are rendered partially or totally untenantable, Annual Basic Rental, Tenant's Occupancy Charge and Additional Rental shall be abated proportionately as to the portion of the Premises rendered untenantable and continuing to be untenantable, and the Breakpoint shall be proportionately reduced until the Premises are tenantable.

     Section  14.2.     Landlord's  and Tenant's Option to Terminate Lease.
                        ---------------------------------------------------

     Landlord may elect to terminate this Lease if the Premises are (a) rendered wholly untenantable, or (b) damaged as a result of any cause which is not covered by Landlord's insurance or (c) damaged or destroyed in whole or in part during the last three (3) years of the Term, or if Landlord's Building or the individual building in which Tenant is located is damaged to the extent of fifty percent (50%) or more of the leasable floor area contained therein, by giving to Tenant notice of such election within ninety (90) days after the occurrence of such event; provided, however, that Landlord shall only exercise such right in the event that (i) Landlord elects not to rebuild the Premises and does not commence rebuilding of the Premises within one (1) year after the date of such Casualty, and (ii) Landlord terminates the leases of all other retail tenants in Landlord's Building or the individual building in which Tenant is located similarly affected by such Casualty.

     Tenant  may  elect  to  terminate  this  Lease  if

     (x) the Premises are damaged in whole or in part and are thereby rendered wholly untenantable for a period of time exceeding twenty (20) days during the last three (3) years of the Term, by giving Landlord written notice of such termination within thirty (30) days after the date of such Casualty, or

     (y) Landlord does not commence to repair, restore or rebuild the Premises within eighteen (18) months after the occurrence of any such Casualty, by giving Landlord written notice of such termination within thirty
          (30) days after the expiration of said period and provided Landlord does not commence to repair the Premises within thirty (30) days of said notice.

     In the event this Lease is terminated pursuant to the foregoing, both parties, subject to Section 20.21 hereof, will be relieved of all obligations under this Lease except those obligations occurring or accruing prior to the date of such termination, and Rental shall be adjusted as of such termination date.

     Section 14.3.     Demolition of Landlord's Building.
                       ---------------------------------

     In addition to Landlord's termination rights described in Section 14.2, if Landlord's Building or the individual building in which the Premises are located shall be so substantially damaged that it is reasonably necessary, in Landlord's sole judgment, to demolish same for the purpose of reconstruction, Landlord may demolish the same, in which event the Rental shall be abated to the same extent as if the Premises were rendered untenantable by a Casualty .

     Section  14.4.     Insurance  Proceeds.
                        -------------------

     If Landlord does not elect to terminate this Lease pursuant to Section 14.2, Landlord shall, subject to the prior rights of any Mortgagee, disburse and apply any insurance proceeds received by Landlord to the restoration and rebuilding of Landlord's Building in accordance with Section 14.1 hereof. All insurance proceeds payable with respect to the Premises (excluding proceeds payable to Tenant pursuant to Section 13.3) shall belong to and shall be payable to Landlord and shall be applied toward the restoration of the Premises to substantially the same condition as existed prior to such damage.


                                   ARTICLE XV
                                  CONDEMNATION
                                  ------------

     Section  15.1.     Effect  of  Taking.
                        ------------------

     If any part of the Premises shall be taken under the power of eminent domain, this Lease shall terminate on the date Tenant is required to yield possession thereof. If twenty percent (20%) or more of the leasable floor area contained in Landlord's Building or the individual building in which the Premises are located is so taken, or if parking spaces in the Shopping Center are so taken thereby reducing the number of parking spaces to less than the number required by law and Landlord does not deem it reasonably feasible to replace such parking spaces with other parking spaces on the portion of the Shopping Center not taken, then Landlord may elect to terminate this Lease as of the date on which possession thereof is required to be yielded to the condemning authority, by giving notice of such election within ninety (90) days after such date. If any notice of termination is given pursuant to this Section, this Lease and the rights and obligations of the parties hereunder shall cease as of the date of such notice and Rental shall be adjusted as of the date of such termination.

     Section  15.2.     Condemnation  Awards.
                        --------------------

     All compensation awarded for any taking of the Premises, Landlord's Building, Landlord's Property, or any interest in any of the same, shall belong to and be the property of Landlord, Tenant hereby assigning to Landlord all rights with respect thereto; provided, however, nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for moving expenses, or the expense of removal of Tenant's trade fixtures, or loss of Tenant's business good will, but only if such action shall not reduce the amount of the award or other compensation otherwise recoverable from the condemning authority by Landlord or the owner of the fee simple estate in Landlord's Property. Notwithstanding the foregoing, Landlord shall pay Tenant that portion of any net (of collection expenses) award or payment received by Landlord attributable to the unamortized value of Tenant's leasehold improvements, erected at Tenant's expense in the Premises, if permitted by Landlord's Mortgagee, any ground lease and law, based on straight-line depreciation from installation until the Termination Date, to the extent such funds are so permitted to be paid. In order to give effect to the immediately preceding sentence, Tenant shall, within sixty (60) days after
                                       22
                                       21
                                       23
opening for business in the Premises, notify Landlord in writing as to the value of its leasehold improvements (excluding any cash allowances or monies contributed by Landlord to Tenant).


                                 ARTICLE XVI
                            ASSIGNMENT AND SUBLETTING
                          ---------------------------

      Section  16.1.     Landlord's  Consent Required.
                         -----------------------------

     (a) Except as provided in Section 17.4 with respect to assignment of this Lease following Tenant's bankruptcy, Tenant will not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions or lease departments therein, nor pledge or encumber by mortgage or other instruments its interest in this Lease (each individually and collectively referred to in this Article as a "Transfer") without first obtaining the consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. This prohibition includes, without limitation, any Transfer which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate, partnership or proprietary structure or ownership. Any Transfer to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or similar proceeding shall be subject to, and in accordance with, the provisions of Section 17.4. Consent by Landlord to any Transfer shall not constitute a waiver of the requirement for such consent to any subsequent Transfer. Notwithstanding the foregoing, sale of stock over a nationally recognized security exchange shall not be deemed a Transfer for the purposes of this Lease.

     (b) Notwithstanding the general prohibition against Transfer contained in Section 16.1(a), provided Tenant is not in default under any of the terms and conditions of this Lease, and further provided that Tenant has fully and faithfully performed all of the terms and conditions of this Lease, (i) Tenant shall have the right, without Landlord's consent but with written notice to Landlord at least thirty (30) days prior to such assignment, to assign this Lease to any parent, subsidiary or affiliate entity of Tenant, or to the surviving entity in connection with a merger, consolidation or acquisition between Tenant and its parent or any of its subsidiaries for any of the then remaining portion of the unexpired Term, and (ii) Landlord will not unreasonably withhold consent to any other Transfer;

provided,  in  each  instance  of  (i)  or  (ii):

          (A) the net worth of the assignee, licensee, sublessee or other transferee (each a "Transferee") immediately prior to the Transfer shall not be less than the greater of the net worth of Tenant immediately prior to the Transfer or the net worth of Tenant at the time of the signing of this Lease, as evidenced by audited financial statements;

          (B) such Transferee shall continue to operate the business conducted in the Premises under the same Tenant Trade Name, in the same manner as Tenant and pursuant to all of the provisions of this Lease;

          (C) such Transferee shall assume in writing, in a form acceptable to Landlord, all of Tenant's obligations hereunder and Tenant shall provide Landlord with a copy of such assumption/transfer document;

          (D) Tenant to which the Premises were initially leased shall continue to remain liable under this Lease for the performance of all terms, including, but not limited to, payment of Rental due under this Lease; and

          (E) Tenant's guarantor, if any, shall continue to remain liable under the terms of the Guaranty of this Lease and, if Landlord deems it necessary, such guarantor shall execute such documents necessary to insure the continuation of its guaranty.

If the proposed Transfer is a Transfer under (i) above, if at any time following the Transfer the parent, subsidiary or affiliate of Tenant to which this Lease was assigned ceases to be a parent, subsidiary or affiliate of Tenant, such event shall constitute a Transfer requiring Landlord's consent hereunder.

If the proposed Transfer is a Transfer under (ii) above, the following additional conditions shall apply:

          (F) such Transfer shall involve all or substantially all of Tenant or its assets;

          (G) such Transfer shall not adversely affect the quality and type of business operation which Tenant has conducted theretofore;

          (H) such Transferee shall possess qualifications to conduct the Tenant business substantially equivalent to those of Tenant and shall have demonstrated recognized experience in successfully operating such a business, including, without limitation, experience in successfully operating a similar quality business in first-class shopping centers;

          (I) Tenant shall pay to Landlord Additional Rental of One Thousand Dollars ($1,000.00) prior to the effective date of the Transfer in order to reimburse Landlord for all of its internal costs and expenses incurred with respect to the Transfer;

          (J) as of the effective date of the Transfer and continuing throughout the remainder of the Term, the Annual Basic Rental shall be the greater of (x) the Annual Basic Rental set forth in
               Section 1.1.G hereof, or (y) the sum of all Annual Basic Rental and all Annual Percentage Rental payable by Tenant during the twelve calendar months preceding the transfer;

          (K) Landlord shall receive upon execution of its consent (i) the repayment of any construction or other allowances given to the original Tenant as provided elsewhere in this Lease; (ii) any due but unpaid Rental; and (iii) an amount equal to seven percent (7%) any and all consideration paid or agreed to be paid, directly or indirectly, to Tenant for such Transfer with respect to Tenant's store in the Premises (or for the sale of Tenant's business in the Premises in connection with which any such Transfer is made); and

          (L) if such consent is required, Landlord's Mortgagee(s) shall have consented in writing to such Transfer.

     Section  16.2.     Acceptance  of Rent from Transferee.
                        -----------------------------------

     The acceptance by Landlord of the payment of Rental following any Transfer prohibited by Section 16.1 shall not be deemed to be a consent by Landlord to any such Transfer nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder.

     Section  16.3.     Additional  Provisions  Respecting  Transfers.
                        ---------------------------------------------

     Without limiting Landlord's right to withhold its consent to any Transfer by Tenant, and regardless of whether Landlord shall have consented to any such Transfer, neither Tenant nor any other person having an interest in the possession, use or occupancy of the Premises or any part thereof shall enter into any lease, sublease, license, concession, assignment or other transfer or agreement for possession, use or occupancy of all or any portion of the Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person or entity from the space so leased, used or occupied, and any such purported lease, sublease, license, concession, assignment or other transfer or agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use or occupancy of all or any part of the Premises. There shall be no deduction from the rental payable under any sublease or other transfer nor from the amount thereof passed on to any person or entity, for any expenses or costs related in any way to the subleasing or transfer of such space.

     If Tenant shall make or suffer any such Transfer without first obtaining any consent of Landlord required by Section 16.1, any and all amounts received as a result of such Transfer shall be the property of Landlord to the extent the same (determined on a square foot basis) is greater than the Annual Basic Rental (on a square foot basis) payable under this Lease, it being the parties' intent that any profit resulting from such Transfer shall belong to Landlord, but the same shall not be deemed to be a consent by Landlord to any such Transfer or a waiver of any right or remedy of Landlord hereunder.


                                  ARTICLE XVII
                                    DEFAULT
                                    -------

      Section  17.1.     "Event  of  Default"  Defined
                         -----------------------------

     Any one or more of the following events shall constitute an "Event of Default":

     (a) The failure of Tenant to pay any Rental or other sum of money within ten (10) days after the same is due hereunder; provided, however, Landlord shall give Tenant ten (10) days' notice of late payment of Rental once only in any Rental Year during the Term before such late payment shall constitute an Event of Default hereunder. Upon the second and subsequent such occurrence in any Rental Year, Landlord shall have the right to proceed against Tenant and the Premises without such notice.

     (b) Default by Tenant in the performance or observance of any covenant or agreement of this Lease (other than a default involving the payment of money), which default is not cured within fifteen (15) days after the giving of notice thereof by Landlord, unless such default is of such nature that it cannot be cured within such fifteen (15) day period, in which case no Event of Default shall occur so long as Tenant shall, with notice to Landlord, commence the curing of the default within such fifteen (15) day period and shall thereafter diligently prosecute the curing of same; provided, however, if Tenant shall default in the performance of any such covenant or agreement of this Lease two (2) or more times in any twelve (12) month period, then notwithstanding that each of such defaults shall have been cured by Tenant, any further similar default shall be deemed an Event of Default without the ability for cure.

     (c) The vacation or abandonment of the Premises by Tenant at any time following delivery of possession of the Premises to Tenant.

     (d) The sale of Tenant's interest in the Premises under attachment, execution or similar legal process, or the admission in writing by Tenant of its inability to pay its debts when due or the making by Tenant of an assignment for the benefit of creditors, or the appointment of a receiver or Trustee for the business or property of Tenant, unless such appointment shall be vacated within thirty (30) days of its entry.

     (e) The commencement of a case under the Federal Bankruptcy Code by or against Tenant or any guarantor of Tenant's obligations hereunder, or the filing of a voluntary or involuntary petition proposing the adjudication of Tenant or any such guarantor as bankrupt or insolvent under any state or federal bankruptcy or insolvency law, or an arrangement by Tenant or any such guarantor with its creditors, unless the petition is filed by a party other than Tenant or any guarantor and is withdrawn or dismissed within sixty (60) days after the date of its filing.

     (f) The occurrence of any other event described elsewhere in this Lease as constituting an "Event of Default".

     Section  17.2.     Remedies.
                        --------

     Upon the occurrence of an Event of Default, Landlord, may do any one or more of the following:

     (a) Enter the Premises and take possession of any and all personal property of Tenant, whether exempt or not from sale under execution or attachment (it being agreed that said property shall at all times be bound with a lien in favor of Landlord and shall be chargeable for all Rental and for the fulfillment of the other covenants and agreements herein contained), and Landlord may sell all or any part thereof at public or private sale. Tenant agrees that five (5) days prior notice of any public or private sale shall constitute reasonable notice. The proceeds of any such sale shall be applied, first, to the payment of all costs and expenses of conducting the sale or storing said property; second, toward the payment of any Rental, which may be or may become due from Tenant to Landlord; and third, to pay Tenant, on demand, any surplus remaining after all Rental has been fully paid.

     (b) Perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together with interest thereon at the Default Rate from the date of such expenditure, shall be deemed Additional Rental and shall be payable by Tenant to Landlord upon demand.

     (c) Elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and reenter the Premises, in accordance with applicable law, and remove Tenant and all other persons and property from the Premises, and may store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby.

     (d) Exercise any other legal or equitable right or remedy which it may have.

     Any costs and expenses incurred by Landlord (including reasonable attorneys' fees) in enforcing any of its rights or remedies under this Lease shall be deemed to be Additional Rental and shall be repaid to Landlord by Tenant upon demand.

     Section  17.3.     Damages.
                        -------

     If this Lease is terminated by Landlord pursuant to Section 17.2., Tenant nevertheless shall remain liable for (a) any Rental and damages which may be due or sustained prior to such termination, (b) all reasonable costs, fees and expenses including, but not limited to, reasonable attorneys' fees incurred by Landlord in pursuit of its remedies hereunder, or in renting the Premises to others from time to time and (c) additional damages (the "Future Rental
Damages"),  which,  at  the  election  of  Landlord  shall  be  either:

     (i) an amount equal to the Rental which, but for termination of this Lease, would have become due during the remainder of the Term, less the amount of Rental, if any, which Landlord shall receive during such period from others to whom the Premises may be rented (other than any Additional Rental received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord), in which case such Future Rental Damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following termination of this Lease and continuing until the date on which the Term would have expired but for such termination, and any suit or action brought to collect any such Future Rental Damages for any month shall not in any manner prejudice the right of Landlord to collect any Future Rental Damages for any subsequent month by a similar proceeding; or

     (ii) an amount equal to the present worth (as of the date of such termination) of Rental which, but for termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by Landlord in its commercially reasonable judgment, in which case such Future Rental Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For purposes of this clause (ii), "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Shopping Center.

     For purposes of computing the Future Rental Damages, the Annual Percentage Rental payable with respect to each Rental Year following termination (including the Rental Year in which such termination shall take place) shall be presumed to be equal to the average Annual Percentage Rental payable with respect to each Rental Year preceding termination and Gross Sales shall be extrapolated for any partial Rental Year.

     If this Lease is terminated pursuant to Section 17.2, Landlord shall use reasonable efforts to relet the Premises so as to mitigate damages provided any such reletting shall be on terms acceptable to Landlord, and if there is other vacant space in the Shopping Center, Landlord may give priority to the leasing of such vacant space instead of the Premises. Landlord shall not be obligated to incur any out-of-pocket expense in connection with its efforts to relet the Premises.

     Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain, in proceedings for the termination of this Lease by reason of bankruptcy or insolvency, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above. The failure or refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages.

     Section 17.4.     Remedies in Event of Bankruptcy or Other Proceeding.
                       ---------------------------------------------------

     In addition to Landlord's rights and remedies established by law or set forth elsewhere in this Lease, including without limitation Section 17.1, upon the occurrence of any event described in Sections 17.1(d) or (e), Landlord shall have the following rights and remedies with respect to Tenant or Tenant as debtor-in-possession or the trustee appointed in any such proceeding (being collectively referred to as "Tenant" only for the purposes of this Section 17.4):

     (a) Within twenty (20) days of the occurrence of any event described in Sections 17.1(d) and (e), Tenant shall deposit with Landlord or a financial institution reasonably acceptable to Landlord, a sum equal to three (3) months' Rental for the Premises, to be utilized by Landlord as partial adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease;

     (b) All provisions of this Lease governing the payment of interest and late charges are fully applicable to all Rental accruing during any event described in Sections 17.1 (d) and (e);

     (c) If Tenant assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C. 365, or as the same may be amended) then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and
          (z) the adequate assurance to be provided to Landlord including, without limitation, the assurances referred to in Title 11 U.S.C. 365(b)(3), as it may be amended, must be provided to Landlord no later than thirty (30) days prior to the date that Tenant shall make application to such court for approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept, or to cause Landlord's designee to accept, an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

     (d) If Tenant assumes this Lease and proposes to assign the same, and Landlord does not exercise its option pursuant to paragraph (c) of this Section 17.4, in addition to all of Landlord's rights and remedies established by law or set forth elsewhere in this Lease, Tenant hereby agrees that:

          (i) such assignee shall assume in writing on Landlord's standard form all of the terms, covenants and conditions of this Lease and such assignee shall provide Landlord with assurances satisfactory to Landlord that it has the experience in operating stores having the same or substantially similar uses as the Permitted Use, in similar number of total stores and in the same general geographic area as Tenant prior to the commencement of any event described in Sections 17.1(d) and (e), in first-class shopping centers, sufficient to enable it so to comply with the terms, covenants and conditions of this Lease and successfully operate the Premises without diminution in Gross Sales;

          (ii) such assignee shall, at Landlord's discretion, pay to Landlord or post to Landlord's benefit an unconditional letter of credit in an amount equal to six (6) months' Rental under this Lease; and

          (iii)if such assignee makes any payment to Tenant, or for Tenant's account, for the right to assume this Lease (including, without limitation, any lump sum payment, installment payment or payment in the nature of rent over and above the Rental payable under this Lease), Tenant shall pay over to Landlord one-half (1/2) of any such payment.

(e) All Rental shall be deemed "rent reserved" under this Lease for purposes of any claim made by Landlord, including without limitation, claims pursuant to
Section  502(b)(6)  of  the  Bankruptcy  Code;  and

(f) All reasonable costs and fees of attorneys and other professionals expended by Landlord as a result of any of the events described in Sections 17.1(d) and (e) or in this Section shall be repaid to Landlord by Tenant upon demand.

                                  ARTICLE XVIII
                          SUBORDINATION AND ATTORNMENT
                          ----------------------------

     Section  18.1.     Subordination.
                        -------------

     Unless a Mortgagee (as hereinafter defined) shall otherwise elect as provided in Section 18.2, Tenant's rights under this Lease are and shall remain subject and subordinate to the operation and effect of any mortgage, deed of trust or other security instrument constituting a lien upon the Premises or Landlord's interest therein, or any lease of land and/or building(s) to Landlord involving the Premises, whether the same shall be in existence at the date hereof or created hereafter, any such lease, mortgage, deed of trust or other security instrument being referred to herein as a "Mortgage", and the party or parties having the benefit of the same, whether as lessor, mortgagee, trustee or noteholder, being referred to herein as a "Mortgagee". Tenant's acknowledgment and agreement of subordination provided for in this Section are self-operative; however, Tenant shall execute the Subordination, Non-Disturbance and Attornment Agreement attached to this Lease at the same time that it executes this Lease, and any such further assurances as may, during the Term of this Lease, be requested by Landlord or any Mortgagee.

     Section  18.2.     Mortgagee's  Unilateral  Subordination.
                        --------------------------------------

     If a Mortgagee shall so elect by notice to Tenant or by the recording of a unilateral declaration of subordination, this Lease and Tenant's rights hereunder shall be superior and prior in right to the Mortgage of which such Mortgagee has the benefit, with the same force and effect as if this Lease had been executed, delivered and recorded prior to the execution, delivery and recording of such Mortgage, subject, nevertheless, to such conditions as may be set forth in any such notice or declaration.

     Section  18.3.     Attornment.
                        ----------

     If any person shall succeed to all or part of Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if so requested or required by such successor in interest, Tenant shall attorn to such successor in interest and shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably request, provided such successor-in-interest agrees to assume all of Landlord's obligations under this Lease occurring subsequent to its succession. If such successor-in-interest is the holder or former holder of a Mortgage, Tenant agrees that any claim it may have against Landlord relating to any event occurring before the date of attornment may not be asserted against the successor-in-interest nor may Tenant offset the amount of any such claim against Rental payable hereunder; provided that the successor-in-interest will be obligated to correct any conditions that existed as of the date of attornment which violate the successor-in-interest's obligations as landlord under this Lease.


                                  ARTICLE XIX
                                    NOTICES
                                    -------

     Section  19.1.     Sending  of  Notices.
                        --------------------

     Any notice, request, demand, approval or consent given or required to be given under this Lease shall be in writing and shall be deemed to have been given on the earlier to occur of:

     (a)  the date of actual delivery; or

     (b) the third day following the day on which the same shall have been (i) mailed by United States registered or certified mail or express mail, return receipt requested, with all postage charges prepaid or (ii) deposited with a recognized delivery service.

     Any notice to Tenant shall be addressed to the Tenant Notice Address and any notice to Landlord (but not the payment of Rental or delivery of sales reports) shall be addressed to Landlord, Attention: General Counsel, c/o The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, with a copy to Landlord's management office in the Shopping Center.

     Either party may, at any time, change its address for the above purposes by sending a notice to the other party stating the change and setting forth the new address.

     Section  19.2.     Notice  to  Mortgagees.
                        ----------------------

     If any Mortgagee or Landlord on behalf of any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Premises, no notice, request or demand thereafter sent by Tenant to Landlord shall be effective against such Mortgagee unless and until a copy of the same shall also be sent to such Mortgagee in the manner prescribed in Section 19.1 and to such address as such Mortgagee or Landlord shall designate.


                                   ARTICLE XX
                                  MISCELLANEOUS
                                  -------------

     Section  20.1.     Radius  Restriction.
                        -------------------

     Section  20.2.     Estoppel  Certificates.
                        ----------------------

     At any time and from time to time, within fifteen (15) days after Landlord shall request the same, Tenant will execute, acknowledge and deliver to Landlord and to such Mortgagee or other party as may be designated by Landlord, a certificate in a form reasonably acceptable to the requesting party with respect to the matters required by such party (or in the form requested by Landlord and attached hereto as Schedule E) and such other matters relating to this Lease or the status of performance of obligations of the parties hereunder as may be reasonably requested by such party. If Tenant fails to provide such certificate within fifteen (15) days after request by Landlord, Tenant shall be deemed to have approved the contents of any such certificate submitted to Tenant by Landlord and Landlord is hereby authorized to so certify.

     At any time and from time to time, within fifteen (15) days after Tenant shall request the same, Landlord will execute, acknowledge and deliver to Tenant, or such other party as may be designated by Tenant, a certificate setting forth the commencement and termination dates of this Lease, the amount of Rental payable by Tenant hereunder and the nature, if any, of any Event of Default existing as of the date of such certificate.

     Section  20.3.     Inspections and Access by Landlord.
                        ----------------------------------

     Tenant will permit Landlord, its agents, employees and contractors to enter all parts of the Premises during Tenant's business hours to inspect the same and to enforce or carry out any provision of this Lease, including, without limitation, any access necessary for the making of any repairs which are Landlord's obligation hereunder; provided, however, that, in the event of an emergency, Landlord may enter the Premises for such purposes at any time. Any such entry shall be upon such notice, if any, as shall be feasible under the circumstances and shall be made so as to reasonably minimize the disruption of Tenant's use of the Premises.

     Section  20.4.     Memorandum  of  Lease.
                        ---------------------

     Neither this Lease nor a short form or memorandum thereof shall be recorded in the public records.

     Section  20.5.     Remedies  Cumulative.
                        --------------------

     No reference to any specific right or remedy shall preclude either party from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled at law or in equity. No failure by either party to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement, term, covenant or condition. No waiver by either party of any breach by Tenant under this Lease or of any breach by any other tenant under any other lease of any portion of the Shopping Center shall affect this Lease in any way whatsoever.

     Section  20.6.     Successors and Assigns.
                        ----------------------

     This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns and shall inure to the benefit of Tenant and its permitted assigns and subtenants. Upon any sale or other transfer by Landlord of its interest in the Premises and in this Lease, and the assumption by Landlord's transferee of the obligations of Landlord hereunder, Landlord shall be relieved of any obligations under this Lease accruing thereafter.

     Section  20.7.     Captions  and  Headings.
                        -----------------------

     The table of contents and the Article and Section captions and headings are for convenience of reference only and in no way shall be used to construe or modify the provisions set forth in this Lease.

     Section  20.8.     Joint  and Several Liability.
                        ----------------------------

     If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

     Section  20.9.     Broker's  Commission.
                        --------------------

     Each of the parties represents and warrants that there are no claims for brokerage commissions or finders' fees in connection with the execution of this Lease, and agrees to indemnify the other against, and hold it harmless from, all
<APGE>

liability arising from any such claim including, without limitation, the cost of counsel fees in connection therewith.

     Section  20.10.     No  Discrimination.
                         ------------------

     It is Landlord's policy to comply with all applicable state and federal laws prohibiting discrimination in employment based on race, age, color, sex, national origin, disability, religion, or other protected classification. It is further intended that the Shopping Center shall be developed and operated so that all prospective tenants thereof, and all customers, employees, licensees and invitees of all tenants shall have equal opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of the Shopping Center without discrimination because of race, age, color, sex, national origin, disability, or religion. To that end, Tenant shall not discriminate in the conduct and operation of its business in the Premises against any person or group of persons because of the race, age, color, sex, religion, national origin or other protected classification of such person or group of persons.

     Section  20.11.     No  Joint  Venture.
                         ------------------

     Any intention to create a joint venture or partnership relation between the parties hereto is hereby expressly disclaimed. The provisions of this Lease in regard to the payment by Tenant and the acceptance by Landlord of a percentage of Gross Sales of Tenant and others is a reservation for rent for the use of the Premises.

     Section  20.12.     No  Option.
                         ----------

     The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease shall become effective only upon execution and delivery thereof by both parties. Execution by signature of an authorized officer of Landlord or any corporate entity acting on behalf of Landlord shall be effective only upon attestation thereof by a corporate Secretary or Assistant Secretary of Landlord.

     Section  20.13.     No  Modification.
                         ----------------

     This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can be modified only by a writing signed by the party against whom the modification is enforceable.

     Section  20.14.     Severability.
                         ------------

     If any portion of any term or provision of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     Section  20.15.     Third  Party  Beneficiary.
                         -------------------------

     Nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary except rights contained herein for the benefit of a Mortgagee.

     Section  20.16.     Applicable  Law.
                         ---------------

     This Lease and the rights and obligations of the parties hereunder shall be construed in accordance with the laws of the State in which the Shopping Center is located.

     Section  20.17.     Performance  of  Landlord's  Obligations  by Mortgagee.
                         -------------------------------------------------------

     Tenant shall accept performance of any of Landlord's obligations hereunder by any Mortgagee of Landlord.

     Section  20.18.     Waiver  of  Certain Rights.
                         --------------------------

     Landlord and Tenant hereby mutually waive any and all rights which either may have to request a jury trial in any action, proceeding or counterclaim (except for those involving personal injury or property damage suffered by third parties) arising out of this Lease or Tenant's occupancy of or right to occupy the Premises.

     Tenant further agrees that in the event Landlord commences any summary proceeding for non-payment of rent or possession of the Premises, Tenant will not interpose and hereby waives all right to interpose any non-compulsory counterclaim of whatever nature in any such proceeding. Tenant further waives any right to remove said summary proceeding to any other court or to consolidate said summary proceeding with any other action, whether brought prior or subsequent to the summary proceeding.

     Section  20.19.     Limitation on Right of Recovery Against Landlord.
                         ------------------------------------------------

     Tenant acknowledges and agrees that the liability of Landlord under this Lease shall be limited to its interest in Landlord's Property and any judgments rendered against Landlord shall be satisfied solely out of the proceeds of sale of its interest in Landlord's Property. No personal judgment shall lie against Landlord upon extinguishment of its rights in Landlord's Property and any judgment so rendered shall not give rise to any right of execution or levy against Landlord's assets. The provisions hereof shall inure to Landlord's successors and assigns including any Mortgagee. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant's rights to obtain injunctive relief or specific performance or to avail itself of any other right or remedy which may be awarded Tenant by law or under this Lease.

     Section  20.20.     Relocation  or  Termination.
                         ----------------------------

     If in connection with Landlord's expansion or renovation of existing improvements or construction of new improvements (in each instance, "Landlord's Construction"), Landlord determines that it is necessary that Tenant vacate the Premises or that the Premises be altered, Landlord may require that Tenant surrender possession of all or a portion of the Premises temporarily or permanently. In such event, Landlord, in its sole and absolute discretion, may either (a) offer to amend this Lease to (i) make the changes associated with the change in Tenant's Floor Area caused by an alteration and/or (ii) lease Tenant other comparable premises within the Shopping Center on the same terms and conditions as those contained in this Lease either on a temporary basis or for the balance of the remaining Term, or (b) terminate this Lease and pay Tenant an amount equal to the yet unamortized net cost to Tenant of its leasehold improvements in the Premises, calculated using a straight-line amortization schedule and an amortization period equal to the Lease Term. If Landlord offers to amend this Lease in accordance with (a), Landlord shall present a proposed amendment to Tenant reflecting the change in the Tenant's Floor Area and/or the relocated Premises. If the proposed amendment is not executed by Tenant and delivered to Landlord within fifteen (15) days following its presentation to Tenant, Landlord shall have the right at any time thereafter to terminate this Lease in accordance with (b). If Landlord elects to terminate this Lease pursuant to (b), Landlord shall do so by notifying Tenant in writing of its election to terminate, which notice shall specify the date as of which this Lease shall terminate, which date will be no earlier than ninety (90) days from the date of the notice. The amendment of this Lease in accordance with (a) herein or the payment of the consideration in accordance with (b) herein shall be Tenant's sole remedy in the event Tenant is required to surrender possession of the Premises as provided in this Section 20.20.

     Any alteration to the Premises necessitated by Landlord's Construction will be performed by Landlord at its expense. If Tenant occupies relocated Premises in accordance with the preceding paragraph, Landlord will cause improvements to be made to such relocated Premises at Landlord's expense so that the relocated Premises will be reasonably comparable to the original Premises as they existed immediately prior to Tenant's surrender of possession thereof. Landlord will
                                       31
                                       30
                                       32
reimburse Tenant for reasonable moving expenses incurred by Tenant in moving from the original Premises to the relocated Premises (and returning to the original Premises, if applicable) within forty-five (45) days following Tenant's submission of Tenant's documented moving expenses. Rental shall be abated on a proportionate basis for any period of time that Tenant is required to surrender possession of a portion of the Premises but is able to operate in the remainder of the Premises.

     Section  20.21.     Survival.
                         ---------

     All representations, warranties, covenants, conditions and agreements contained herein which either are expressed as surviving the expiration or termination of this Lease or, by their nature, are to be performed or observed, in whole or in part, after the termination of expiration of this Lease, shall survive the termination or expiration of this Lease.

     Section  20.22.     Landlord's  Option  to  Terminate  Lease.
                         -----------------------------------------

     Intentionally  omitted.


     IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Lease as of the day and year first above written.



ATTEST:                     FASHION  SHOW  EXPANSION  LLC,  Landlord
                            By:  Rouse  Property  Management,  Inc.,
                            Property Manager and agent for Landlord

_______________________     By:  _______________________
   Assistant  Secretary               Vice-President


Rouse F.S., LLC joins in the execution of this Lease for the sole and limited purpose of confirming that it shall be bound by the obligations of Landlord set forth in Sections 10.1., 10.2. and 13.1. with respect to those portions of Landlord's Property and Landlord's Building owned by it.

ATTEST:                     ROUSE  F.S.,  LLC
                            By:  Rouse  Property  Management,  Inc.,
                            Property Manager and agent for Landlord

_______________________     By:  _______________________
   Assistant  Secretary               Vice-President

ATTEST:                     LEISURE  HOMES  CORPORATION,  Tenant



_______________________     By:  _______________________
      Secretary                President

                                  SCHEDULE A-1


A parcel of land situated in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

Lots One (1) through Seven (7) of the FASHION SHOW, as shown by map thereof on file in Book 26 of Plats, page 80, in the Office of the County Recorder of Clark County, Nevada.

                                   SCHEDULE B

                     RESPONSIBILITIES OF LANDLORD AND TENANT

(If the Premises is located in an expansion or renovation of Landlord's Building or a new Project, then this Schedule B also serves as Section III of the Retail/Restaurant Design and Construction Manual.) This document sets forth the obligations of Landlord and Tenant in the design and construction of the Premises.

Landlord's  work  will  be  limited  to  the  work  described  herein.

Tenant's work described herein is intended to provide for Premises finished in accordance with Tenant's drawings as approved in writing by Landlord.

Landlord and Tenant have a common interest in opening the Premises on the Commencement Date. To this end, Landlord will coordinate its work with Tenant's work insofar as the schedule for such Commencement Date and prudent construction practice will allow and will assign one or more Tenant Project Managers to Landlord's Building to function as a liaison between tenants and Landlord. Further to this end, Tenant and Tenant's contractors agree to abide by Landlord's Construction Rules and Regulations, issued at the time of the preconstruction meeting held by and between Tenant's Contractor and Landlord.

Tenant shall not employ any unfit person or anyone not skilled in the work he or she is performing, or any workman who is incompatible with the balance of the work force, or who will cause labor disputes or work stoppages. In performing Tenant's work, Tenant shall retain, employ or engage only those contractors who are signatory to collective bargaining agreements with one or more building trade unions in the metropolitan Las Vegas, Nevada area.

All design and construction shall be in accordance with the requirements of all applicable codes, ordinances, rules and regulations and all authorities having jurisdiction over the work and Landlord's Insurance carrier.

Tenant shall give Landlord copies of all inspection reports, certificates, and other documents as required by authorities having jurisdiction over Landlord's Building or as required by Landlord.

Tenant shall be responsible for coordinating all Tenant work with Landlord's work and construction. In the event that Tenant shall require any modifications to Landlord's work or construction, Tenant shall reimburse Landlord accordingly as described herein.

The responsibilities of Landlord and Tenant stated herein pertain to the following:

RETAIL  TENANTS:
     West  Wing
     Center
     East  Wing

RESTAURANT/FOOD  TENANTS:
     West  Wing
     Center
     East  Wing
     Food  Court

A.     TENANT  DRAWING  SUBMITTALS  TO  LANDLORD

Upon receipt of Landlord's lease outline drawing ("LOD") showing the Premises, along with a copy of the Retail/Restaurant Design and Construction Manual (the "Design Package"), Tenant shall make the following submissions:

     1.     PRELIMINARY  SUBMISSION

Within thirty calendar days of receipt of the above-mentioned items, Tenant shall submit to Landlord one set of reproducible prints and four sets of prints and material sample boards of its preliminary design ("Submission I") including:

          (a)     Floor  plan
          (b)     Reflected  ceiling  plan
          (c)     Color  rendered  storefront  elevation  (inclusive of signage)
          (d) Stamped engineered calculations showing reactions and design analysis of all proposed mezzanines for review by landlord for loads imposed on base building. Loads/reactions shall be referenced on plans/elevations for review.

All drawings shall be prepared under the supervision of a registered architect and/or engineer.

Within ten calendar days thereafter, Landlord shall return to Tenant one set of drawings which shall be approved, approved as noted, or disapproved. Tenant and/or Tenant's architect shall work with Landlord to revise any drawings to achieve a set of drawings that have been approved by Landlord.

     2.     FINAL  SUBMISSION

Within thirty calendar days thereafter, Tenant shall submit to Landlord, for Landlord's approval, one set of vellum prints and seven sets of prints and specifications of Tenant's final design ("Submission II"). Submission II will include:

          (a) Complete contract documents at 1/4" scale and specifications for Landlord's approval.
          (b) Plan, elevation and section views of the storefront at 1/4" scale. Details of the storefront including signage shop drawings at 1/2" scale or larger.
          (c)     Overall  store  sections  at  1/4"  scale  or  larger.
          (d)     Door  schedule  with  jamb  details.
          (e)     Finish  and  color  schedule.
          (f)     Display  Zone  fixturization  plans  and  schedule.
          (g) Locations of fixtures and heavy weights or equipment, safes, refrigeration and any masonry facing materials.

          (h) DFX/DWG files of Tenant's final contract documents for Landlord's records.
          (i)     ELECTRICAL  SUBMISSION  will  include:

               1.     Electrical  floor  plan  at  1/4"  scale  or  larger.
               2.     Reflected  ceiling/lighting  plan at 1/4" scale or larger.
               3. Electrical riser diagram, which shall include without limitation, the size of Landlord provided main service switch, conduit size from main service switch and wire size and type from main service switch, and size and location of meters and transformers.
          4. Electrical panel schedule, including circuit breaker size and all connected loads.
          5. Lighting fixture schedule, which shall include fixture types, lamps, wattage, quantities and manufacturer's catalog numbers. Submittal shall also include catalog cut sheets of light fixtures in Tenant's retail area.
          6.   HVAC control diagrams and schematics.
          7. Tenant Electrical Load Calculation form, which shall include all connected and demand load calculations (see Section VI-4).
          8.   Equipment  and  material  specifications.
          9. All forms and required calculations for compliance with the energy conservation requirements.

     (j)     PLUMBING  SUBMISSION  will  include:

          1. Floor plan at 1/4" scale or larger that shows all fixtures and piping and all connections to Landlord's utility systems, locations of all coring cuts and detail references.
          2.   Schematic  diagram  of  water  service  within  the  Premises.
          3.   Schematic  diagram  of  gas  service,  if  applicable.
          4. Completed Gas Load Summary and Equipment Schedule, if required (included with Tenant's Design Package).
          5.   Details  of  floor  drains,  clean-outs,  fixtures,  etc.
          6.   Material  and  fixture  specifications.
          7.   Structural  details  of  all  coring  cuts.
          8. Waterproofing and sealant details and cuts. See waterproof specifications under Tenant's Work - Plumbing.

     (k)     MECHANICAL  SUBMISSION  shall  include:

          1.   Air  distribution  ductwork  plan  at  1/4"  scale  or  larger.
          2. Equipment schedule with manufacturer specifications and heights.
          3.   Control  wiring
          4.   Roof  curb  and  other  penetration  details.
          5. Cooling Load Calculations: Tenant shall submit three (3) completed copies of Landlord's "Tenant Cooling Load Calculation" form in Section VI, stamped by a registered professional engineer licensed in the State of Nevada.

          6. Air handling unit schedule noting make, model, unit options, chilled water coil airside and waterside performance, and fan motor performance.
          7. Air handling unit controls schematic noting controller, end-devices, wiring and sequence of operation.
          8. Chilled water piping schematic: Tenant shall submit the chilled water piping schematic, noting make and model of valves and appurtenances, to ensure compliance with Tenant Handbook requirements.
          9. Three copies of all necessary calculations and all applicable forms for compliance with energy conservation requirements.

     (l) FIRE PROTECTION (sprinkler) SUBMISSION will include: three (3) sets of installation drawings and specifications from Statewide Fire Protection.

     Within ten calendar days thereafter, Landlord will return to Tenant one set of drawings and specifications with approval and/or comments. Tenant will promptly make any requested changes or, as the case may be, promptly obtain Landlord's written approval for alternate solutions. LANDLORD'S "APPROVAL" AS USED HEREIN SHALL NOT BE CONSTRUED TO MEAN THAT LANDLORD HAS AGREED OR WARRANTED THAT THE ITEM APPROVED IS IN COMPLIANCE WITH ANY CODES, ORDINANCES OR OTHER REQUIREMENTS PLACED UPON TENANT BY ANY PUBLIC OR PRIVATE ENTITY OR AGENCY OTHER THAN LANDLORD. IN ADDITION, LANDLORD'S APPROVAL SHALL NOT RELIEVE TENANT OF THE RESPONSIBILITY TO VERIFY ALL FIELD CONDITIONS INCLUDING, WITHOUT LIMITATION, DIMENSIONS, LOCATIONS, LEASE LINES, EXPANSION JOINTS, CLEARANCES AND PROPERTY/LEASE LINES.

3.     CONSTRUCTION  COMMENCEMENT

Tenant shall commence construction within ten days after written notification that the Premises is available to Tenant for construction. Within this period, Tenant or Tenant's contractor will participate in a preconstruction meeting with Landlord's representative. At this meeting Tenant will provide all documentation to satisfy Landlord's requirements per construction rules and regulations. This will include but is not limited to permits, Certificates of Insurance, licenses, schedules, contacts, fees and deposits. Tenant shall diligently pursue completion of its improvements in the Premises on a schedule which shall insure Tenant's opening by the Commencement Date.

Tenant shall commence and complete all work within the Premises as expeditiously as possible. When the Commencement Date is also the Grand Opening Date, Tenant's work shall be completed no later than ten days prior to the Grand Opening Date. Any work, such as a temporary storefront closure, performed by Landlord, which is made necessary as a result of Tenant's failure to complete its work in time for the Grand Opening Date or specified completion date, shall be payable to Landlord, at Landlord's cost plus a 15% administration fee.

Landlord's work is limited to that work specified in the following Schedule B and Tenant shall be required to make all improvements to the Premises in accordance with Tenant's approved plans, except those which Landlord is specifically required to make hereunder.
                                       37
                                       36
                                       38

B.     RETAIL

     1.     DESCRIPTION  OF  LANDLORD  WORK

     Except when noted in the Lease, Landlord shall perform the work described below in accordance with the following specifications.

          (A) FRAME: A noncombustible shell consisting of concrete, masonry or steel.

          (B)  ROOF: A roof.

          (C) EXTERIOR WALLS: Exterior walls shall be of noncombustible construction.

               EAST WING: Exterior storefronts shall be designed and constructed by Tenant.

          (D) FLOOR SYSTEM: A concrete floor system at one elevation unless otherwise indicated on Tenant's LOD. The floor system is designed to support a live load of 100 pounds per square foot.

               WEST WING: Lower Level: 10" cast in place slab with two layers of rebar on opposing 12" grids

               Upper Level: 4" concrete on metal deck with 6"x6" wire mesh reinforcement

               CENTER:
               Lower Level: 10" pre-cast plank slab and a 4" concrete topping slab with rebar reinforcement

               Upper  Level:  4"  concrete  slab  on  metal deck with iron grid.

               EAST  WING:
               Lower Level: Existing 10" pre-cast plank slab and a 4" concrete topping slab with rebar reinforcement and 2" to 6" architectural topping slab where required to eliminate slope of existing structure

               Upper Level: 4" concrete slab on metal deck with 6"x6" wire mesh reinforcement

               NOTE: All levels are suspended over either sublevel garage (Lower Levels) or other retail space (Upper Level).

          (E) DEMISING PARTITIONS: Demising Partitions are provided between Tenant and other tenants and/or exits or service corridors of the partition type indicated on Tenant's LOD. For partitions dividing the Premises from adjacent tenants, Landlord will provide stud
                                       38
                                       37
                                       39
                                       37
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               framing  or  masonry  as  determined by Landlord and indicated on
               Tenant's LOD. Studs shall extend from the floor slab to the underside of the structure above. Partitions dividing the Premises from adjacent service corridors, if stud construction, shall be surfaced on the service corridor side only by Landlord. Tenant to provide and install gypsum wall board, tape and finish to stud walls.

          (F)  DEMISING  END-CAP/NEUTRAL  PIER:  Demising  end-cap(s).

          (G) MECHANICAL SYSTEM: A mechanical system designed to meet the following specifications:

               Outside  air  condition:
               108  deg.  F  Drybulb/68  deg.  F  Wetbulb

               Indoor  design  condition:
               Setpoint:  73  deg.  F  Drybulb, Retail; 75 deg. F Drybulb,
                          others
               Deadband:  +/-2  deg.  F  Drybulb

               Chilled  water:

               Landlord shall provide a chilled water circulating loop for use by the tenants. Tenant spaces will be provided with one (1) 2" nominal piping tap set, one on the chilled water supply header and one on the return header, for connection by the Tenant to the Tenant supplied HVAC system.

               CHILLED WATER USE BY TENANT FOR APPLICATIONS OTHER THAN COMFORT COOLING SHALL BE CONSIDERED ON A CASE-BY-CASE BASIS. TENANT MUST SUBMIT A WRITTEN REQUEST TO LANDLORD AS PART OF SUBMISSION I SO THAT THE APPLICATION MAY BE APPROPRIATELY COORDINATED.

               CENTER: The existing supply equipment within the space is a variable air volume system (VAV), controlled by a constant volume fan powered terminal. As existing spaces change to new tenancies, these systems must be removed and converted to the two pipe chilled water central plant system by the new Tenant after June 2002.

               Landlord-provided  cooling  capacity:  (5)  tons/ksf  or  (7.5)
               gpm/ksf.

               Chilled  water:
               Entering  Water  Temperature:     42  deg.  F
               Leaving  Water  Temperature:     58  deg.  F
               Lighting  &  Miscellaneous  Load:
                    Dry  Retail:                        10  w/sq.  ft.
                    Restaurant  -  kitchen:             15  w/sq.  ft.
                    Restaurant  -  seating  area:        3  w/sq.  ft.
                    Common  Area  -  East/West  Exp:     5  w/sq.  ft.
                    Common  Area  -  Center:             5  w/sq.  ft.
                    Common  Area  -  Great  Hall:        5  w/sq.  ft.
                    Food  Court  -  tenant  area:       30  w/sq.  ft.
                    Food  Court  -  seating  area:       3  w/sq.  ft.
                    Banquet  Hall  -  kitchen:          15  w/sq.  ft.
                    Banquet  Hall  -  seating  area:     3  w/sq.  ft.
                    Office  Space:                       3  w/sq.  ft.
               Ventilation/outside  air:          0.35  cfm/sq.  ft./exhaust
                                                  0.30  cfm/sq.  ft./fresh  air
                                                  per  ASHRAE62/1989

               If Tenant's internal loading or other requirements exceed the maximum design load as listed above, Landlord may, at its option, provide additional capacity. All costs associated with the additional capacity shall be at Tenant's expense.

               Fresh air: Landlord will furnish and install a master fresh air duct to one point within or adjacent to the Premises to which each tenant will be required to make final connections of its fresh air ductwork. The equipment is based on 0.35 cubic feet per minute (cfm) per sq. ft. of area for the exhaust system and 0.30 cfm per sq. ft. for the fresh air system.

               CENTER AND WEST WING, SECOND LEVEL, AND FOOD COURT: Tenant to draw fresh air directly in through penetration in roof performed by Landlord's roofing contractor at Tenant's expense.

               Master exhaust: Each tenant shall receive an exhaust vent including ductwork stubbed into the demised premises and a damper. Exhaust shall not exceed 0.35 cfm/sq. ft. of gross floor area. Tenant to connect their toilet exhaust and (with Landlord's permission) other exhaust to the system. Total volume of air exhausted from the tenant's space through landlord exhaust system shall not exceed 0.35 cfm/sq. ft.

               CENTER AND WEST WING, SECOND LEVEL, AND FOOD COURT: Tenant to duct directly through penetration in roof performed by Landlord's roofing contractor at Tenant's expense.

          (H)  ELECTRICAL  SERVICE

               Provide a 120/208 volt or 480/277 volt, 3 phase, 4 wire service within Landlord's electrical metering room with a main electrical switch for Tenant's connection. Tenant shall provide all electrical gear required to transform the provided voltage to any other voltage required by Tenant. Tenant's maximum design load shall not exceed 12 watts per sq. ft.

               If Tenant's electrical requirements exceed 12 watts per sq. ft., additional service may be provided by Landlord at Tenant's expense.

               WEST WING: A 480/277 volt, 3 phase, 4 wire service, with one (1) empty conduit, with pull string.

               CENTER:  A  120/208  volt,  3 phase, 4 wire service, as existing.

               EAST WING: A 480/277 volt, 3 phase, 4 wire service, with one empty conduit, with pull string.

               FOOD COURT: A 480/277 volt, 3 phase, 4 wire service, with one empty conduit, with pull string.

          (I)  PLUMBING  SERVICE

               Water Service: One (1) 3/4" domestic water service tap brought to a point within, above or adjacent to the Premises. Approximate location as indicated on Tenant's LOD.

               Sewer Service: One (1) 4" sanitary sewer line stubbed within, below or adjacent to the Premises. One (1) 2" vent installed either within or adjacent to the Premises. Approximate location as indicated on Tenant's LOD.

          (J) FIRE PROTECTION: A valved fire protection sprinkler main shall be provided to a point within, above, or adjacent to the Premises.

          (K) TELEPHONE SERVICE: One (1) 1" empty conduit from Landlord's telephone panel to a point within, above, or adjacent to the Premises.

          (L) AUDIO: Landlord will arrange with the utility company to provide service at one or more locations within Landlord's Building for Tenants' use.

     2.   DESCRIPTION  OF  TENANT  WORK

          (A)  DESIGN  AND  CONSTRUCTION  OF  PREMISES

          Tenant shall be responsible for the payment of all applicable fees and associated costs related to the design and construction of Tenant's Premises, including but not limited to permits and licensing fees including Certificate of Occupancy.

          Tenant is responsible for execution of all the construction work in the space, except that work outlined in Schedule B B.1 herein.

          All Tenant construction must be noncombustible including any materials used above the ceiling or concealed in the walls of the Premises.

          (B)  STOREFRONTS

          Storefront construction must be of 1-hour construction with unprotected openings unless otherwise noted on LOD and extend from the floor slab to the bulkhead. All lease lines facing on walkways, courts, arcades, or common areas as indicated on Tenant's LOD shall be considered Tenant's storefront. The entire area within these boundaries cannot be reduced by furring in or framing down and will be counted into the space calculated against the requirement of 80% open glazing area at the storefront.

          (C)  EGRESS/EXIT  DOORS

          All interior and exit doors, frames, and hardware servicing the Premises are to be furnished and installed by Tenant. Front and rear exit doors must be recessed, swing with the path of exiting and conform to all requirements of the Landlord and local jurisdiction. All exit doors will have a printed placard indicating Tenant's name and space number per local code, to be provided by Landlord at Tenant's expense.

          (D)  FLOORS  &  CEILINGS

          It is the Tenant's responsibility to verify that the ceiling height selected by Tenant is not in conflict with Landlord's work including, but not limited to, base building structure, ductwork, chilled water piping, mains, etc. The structure of Landlord's Building has been designed to accept a superimposed loading of 7 lbs./sq. ft. for overhead installation of Tenant's ceiling and equipment. Tenant shall provide access (such as access panels) where Landlord and/or jurisdictional authorities designate. In all cases, tenants' finished ceiling in the sales area will be a minimum of 12'-0" H for the Lower Level and 22'-0" H for the Upper Level, West Wing.

          Landlord will install the project floor finish to Tenant's lease line. Tenant shall install the project floor finish from the lease line to Tenant's storefront and point of closure. Tenant is responsible for purchasing the project floor finish from Landlord @ $18 per sq. ft. of tile installed, plus 15% Landlord administration fee.

          All proposed coring of the concrete slab floors must be submitted to the Landlord, for review by Landlord's Structural Engineer, a minimum of 30 days before the proposed coring date. Submittal requests shall be in sketch form showing framing in the general areas, gridlines, existing penetrations and proposed penetrations for all trades. In addition, a large scale drawing (1:5) of the existing reinforcement in the area of proposed penetrations, based on pacometer or X-ray investigation must be included.

          Cutting of the reinforcement must be avoided during coring. Columns shall not be cored under any circumstances. Moment frame beams and shear wall link beams shall not be cored. Penetrations may only be proposed for floor beams, walls and slabs.

          If resizing or repositioning of the proposed openings are not possible in order to avoid a loss of structural integrity, remedial work may need to be developed by Landlord's Structural Engineer. The costs of testing, Engineering review, remedial work, if required, and any delays to Tenant's project are at Tenant's sole cost.

          Coring shall not be performed without Landlord's written approval to Tenant. All penetrations must be made waterproof and must conform to the fire rating of the floor slab penetrated.

          Spaces over the garage level require a 3-hour fire rating at each penetration.

          Waterproof Membrane: All toilet rooms or premises where water usage extends beyond toilet rooms must have an epoxy membrane equal to STONHARD (800.257.7953) or better. Complete membranes with a minimum 4" perimeter return are required. If an alternative floor material is desired, Laticrete 9325 (203.393.0010) must be used underneath the finished floor. Cast iron sleeves must be installed around all pipe penetrations, except for water closets or floor sinks and must extend at least 2" above the finished floor.

          Store Fixture Supports: All Tenant improvements, exclusive of ceilings, HVAC systems and light fixtures shall be floor-mounted and self-supporting.

          Mezzanines are permitted in certain areas to the extent allowed by local jurisdiction. The written approval of Landlord and structural engineering, at Tenant's expense, will be required for permit. See LOD for specific areas capable of supporting a mezzanine structure.

          (E)  PARTITIONS

               1. Common demising walls, framed by Landlord, between the tenants shall be finished by the Tenant with 5/8" type "X" gypsum board to the underside of the deck above. Security, burglar bars, chicken wire, etc., are the responsibility of the Tenant.

               2. Cutting of existing gypsum board within the Tenant's demised premises or relocation of any existing metal studs (demising or service corridor walls) shall be done at the Tenant's request and only with the Landlord's written approval.
               3. All interior partitions shall be metal stud construction with taped and spackled 5/8" Type "X" gypsum board finish on all sides. 4. Retail operations such as music stores, arcades or any Tenant who shall produce above normal noise, etc., will be required by the Landlord to provide sound insulation on the ceiling and in demising walls, achieving a minimum STC rating of 50, to protect neighboring tenants from above normal noises. All such insulation shall be noncombustible as approved by the governing agencies.
               5. All toilet room partitions shall have water resistant gypsum board in addition to required wainscots.

     (F)  TENANT MECHANICAL SYSTEM

          Tenant shall provide an engineered HVAC design, stamped by a registered professional engineer licensed in the State of Nevada for approval by Landlord's engineer. Landlord may provide modifications to the base building system to accommodate Tenant's needs at the expense of the Tenant. Tenant shall provide all components required (such as air handling unit(s), chilled water piping and appurtenances, air distribution system, electrical connections, controls, etc.) for a properly operating HVAC system that meets the Tenant's needs, and connecting to the Landlord provided chilled water distribution system. The Tenant HVAC design must comply with the system requirements described herein in order to ensure compatibility with the Landlord provided chilled water system, and consequently Tenant comfort.

          The Tenant's HVAC system shall be designed based on the following criteria:

          Outdoor air conditions: 108 deg. F Drybulb and 68 deg. F Wetbulb Indoor design temperature: 73-75 deg. F Drybulb (for cooling) Chilled water temperature: 42 deg. F supply and 58 deg. F return.

          Tenant requiring after hour cooling and/or chilled water use for any application other than comfort cooling must submit a request in writing to Landlord as part of Submission I. Upon review, Landlord will advise Tenant whether capacity is available. All costs associated with the additional hours of after -hour cooling will be at Tenant's expense.

          Tenant's cooling load calculations shall be performed by a registered professional engineer licensed in the State of Nevada, using an industry-standard computer-based cooling load calculation program, such as Carrier Hourly Analysis Program, in compliance with all ASHRAE standards. Load calculation information shall be indicated on Tenant's HVAC drawings. Drawings will also include all information necessary for air and water balancing.

          Air  Handling  Units  (AHUs):

          Tenant to supply and install AHUs per the following requirements. AHUs are to be connected to the Landlord's two pipe chilled water system by Tenant and shall be designed for 42 deg. F chilled water supply temperature and a 58 deg. F chilled water return temperature. The AHUs shall be M-Series Climate Changers as manufactured by TRANE and shall meet with following specifications in addition to the standard manufacturer unit specifications.

          a. The unit shall consist of, at minimum, a mixing module with filters for return and outdoor air, coil module and fan module. All modules shall be factory insulated. The unit shall be constructed of a complete frame with removable panels such that removal of the panels will not affect the structural integrity of the unit. The panels shall be constructed of G90 galvanized. All modules shall have access panels on each side of the unit.
          b. Installed per manufacturer requirements with manufacturer recommended service clearances.
          c. IAQ-type (sloped in two planes) drain pans constructed of stainless steel.
          d.   Factory-mounted marine light in all access and fan modules.
          e. Variable pitch fan drives selected at a minimum of 1.5 service factor.
          f.   Certified ARI Standard 430-89 fan performance.
          g. Grease line extended to the outside of the unit terminated with standard grease fitting for any bearing requiring relubrication.
          h. Chilled water-type coil module for conditioning the air with seamless copper tubes equipped with "Turbulators" for improved heat transfer capabilities and aluminum fins, certified in accordance with ARI 410. The coil casing shall be constructed of stainless steel. All connections (chilled water supply and return, vent and drain) shall be clearly labeled and extend to the outside of the unit casing. The coil(s) shall be removable from the unit by removing the wall panels.
          i. Tenant's mechanical designer shall select a chilled water coil such that the chilled water velocity is at a minimum of 120 feet per minute at design condition.
          j. The mixing module shall adequately blend return air stream with outdoor air stream. The air streams shall be regulated by multi-leaf, low-leak, opposing blade dampers with edge and jam seals. The dampers shall be Ruskin CD60 double-skin airfoil design, or equivalent. The filters shall be angled 2-inch throwaway media.
          k. The unit shall be equipped with NEMA rated combination starter/disconnect, factory mounted and wired, to include at minimum, fused disconnect switch, HOA selector switch, control transformer, and auxiliary contacts.

               l. The unit shall be factory painted with epoxy prime coat and acrylic polyurethane finish coat at least 2.5 mils thick. The finished unit shall exceed 500-hour 5% salt spray solution, in accordance with ASTM B-117.
               m. The unit manufacturer shall warranty the unit for, at minimum, 12 months after commissioning.
                                       44
                                       43
                                       45
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
          In order to facilitate the selection and Landlord review process, sample air handling unit selections are provided in SECTION V. The selections are organized by required supply airflow, in cubic feet per minute, and supply air temperature.

     For  assistance  on  AHU  selection,  please  contact:

              TRANE-Baltimore
              9603  Deereco  Road
              Suite  400
              Timonium,  MD  21093-6920
              Phone:  (410)  252-8100
              Fax:   (410)  252-7330

     Project  Reference:  Fashion  Show  Mall  Tenant  AHU

          The Landlord and its consultant and contractors do not warrant or guarantee the performance of any selection as it pertains to Tenant comfort. The Tenant is soley responsible for designing and selecting an appropriate system that meets the individual Tenant's unique needs.

          AHU  Controls
          -------------

          The Tenant shall provide the individual AHU controls for maintaining space temperature setpoint by modulating the two-way chilled water control valve(s). Cycling, or On/Off, control is not permitted. The chilled water control valve shall be a Siemens Flowrite VF 599 series with a Flowrite EA 599 series SKB electronic valve actuator. This is a normally closed two-way modulating control valve with equal percentage valve characteristic, sized for a differential pressure of no less than five (5) psi and no more than ten (10) psi across the valve at design flow rate. The valve maintains Class IV leakage rating up to 100-psi pressure differential across the valve. Follow manufacturer's requirements for proper installation.

          The Landlord furnished fresh air system is sized to provide the minimum required fresh air. Consequently, air-side economizing is not recommended. For AHUs larger than 2,000 cfm, also include smoke detector installed on the supply-side of the AHU for AHU shutdown upon activation.

          AHU  Chilled  water  cooling  coil  piping:
          ------------------------------------------

          The piping, fittings, control valve, coil and balancing valve shall be sized for a 16 deg. F delta T.

          Refer to SECTION V for an AHU chilled water cooling coil piping schematic. The chilled water piping system shall meet the following requirements.

          a. ANSI Rating 200 psig, hydrostatically pressure tested at 200 psig, 4-hour minimum.

          b. Pipe: schedule 40 seamless or ERW steel pipe (ASTM A106 Grade B/A53B).

          c.   Joints: threaded.

          d.   Fittings: Class threaded

          e.   Unions: threaded

          f. Insulation: 1" fiberglass with vapor-barrier and jacket. The jacket to be all-purpose, factory applied, laminated glass-fiver reinforced flame-retardant kraft paper and aluminum foil having self-sealing lap. All fittings and valves to be performed with factory-fabricated PVC jacket.

          g. Ball valves: full-port, bronze-body with stainless steel ball, RTFE seats and seals, blow-out proof stem, 600 psi WOG, as manufactured by Crane or Nibco.

          h. Balancing Valve: Model CBV-T, as manufactured by Armstrong with position locking device. Install in accordance with manufacturer's published instructions

          i. Temperature gauge: industrial-grade, red-mercury filled glass thermometer with adjustable angle stems and 9" scale from 0 deg. F to 100 deg. F and accurate to 1% of range. Gauge to be installed in 3/4" diameter stainless steel thermowell on thread-o-let, 1-1/2" stem and 2" extension.

          j. Pressure gauge: Grade A phosphor bronze Bourdon-tube pressure gage, with bottom connection. The case shall have a 5" lens and scaled from 0 psig to 200 psig. The gauge shall be installed with 1/2" gauge cock, ball valve.

          k. Pressure/Temperature (P/T) Plugs: on each CHW coil water inlet and outlet.

In order to facilitate the selection and Landlord review process, sample chilled water piping and control valve selections are provided in SECTION V ("Tenant AHU Chilled Water Coil Piping Reference Table"). The selections are organized by required chilled water coil load, in mBtu per hour (1,000 Btu per hour).

               The Landlord and its consultant and contractors do not warrant or guarantee the performance of any selection as it pertains to Tenant comfort. The Tenant is solely responsible for designing and selecting an appropriate system that meets the individual Tenant's unique needs.

          (G)  TENANT ELECTRICAL SYSTEM

               Complete plans and specifications must be submitted by Tenant for Landlord's approval for all electrical work, including a breakdown of the lighting in kilowatts, receptacle, motors, heating, air conditioning, water heater, miscellaneous and space circuits, per the Tenant Electrical Load Calculation form.

               1. The design of a retail tenant electrical system shall not exceed 12 watts per sq. ft. of Tenant's floor area.
                                       46
                                       45
                                       47

               2. Additional or other related electrical service required by the specifics of Tenant's use or design will be provided by Landlord at Tenant's expense.

                    Tenant shall install or cause to be installed, its electrical meter as soon as possible, as Tenant will not be allowed to use Landlord's temporary power unless paid for by Tenant.

                    Tenant shall provide to the Landlord for installation, at Tenant's expense, a circuit breaker sized to meet the Tenant's needs. The circuit breaker shall match Landlord's equipment in all respects (manufacturer, AIC rating, etc.). Tenant shall furnish and install or cause to be installed, the electrical meter, all wire from the circuit breaker to Tenant's electrical equipment, and extend the conduit from its stub out to Tenant's electrical equipment.

                    Tenant's electrical system shall include, but is not necessarily limited to, the following:

                    1. Tenant is to install an electrical meter and all conductors to get electric service to the Premises. Tenant will install feeder from Landlord's Tenant distribution panel to Tenant's Premises.

                    2. Termination of wires at Landlord's Tenant distribution panel or switchboard using Landlord's electrical contractor at Tenant's expense.

                    3. Tenant to furnish and install conduit and feeder from Tenant's electrical panel to Tenant's mechanical system.

                    4. All required electrical connections to Landlord's fire alarm system.

                         Note:   No  PVC  conduit  will  be  permitted.

               (H)  TENANT'S  PLUMBING  DESIGN  CRITERIA

               All piping systems must be compatible with the type of materials used by Landlord, and shall comply with the following requirements:

Drainage, vent pipe and fittings for above grade use shall
                    be service weight, hubless cast iron with sealing sleeve and stainless steel coupling joints with stainless steel clamps and bolts. For piping below grade, Tenant shall use service weight, bell and spigot cast iron with lead and oakum or gasketed joints. No PVC is permitted.

               2. Water piping for above grade use shall be Type "L" copper tubing, seamless drawn, hard copper with plain ends ASTM B88. Fittings shall be wrought or cast copper with socket ends for lead-free solder.

               3. Pipes supported from steel structure shall be supported from steel beams and joists with approved clamps and other structural attachments. Self-drilling anchors or power-driven anchors are permitted in areas with concrete flat slabs and concrete on metal deck inserts. No pipe hangers will be supported from metal roof deck. Hangers shall not pierce piping insulation vapor barrier. Hardware must have a smooth finished appearance, and exposed hangers shall be the clevis or trapeze type, complete with bolts, rods and nuts. Tenant will provide cast brass or chrome escutcheons with setscrew, deep type, to cover sleeves and exposed piping through walls, floors or ceiling.

                    Valves: All valves for domestic water are to be 125-psi test type, all bronze wedge gate valves as manufactured by NIBCO, Watts, Crane or an approved equivalent. Valves for the gas piping system shall be bronze ball valves with threaded or welded ends as manufactured by Crane or an approved equivalent. All valves shall be accessible for ease of operations.

                    Tenant shall be responsible for installation of a backflow preventer on Tenant's water service where required by local code.

                    Tenant shall be responsible for installation of a water meter with a direct read gauge in US gallons.

               (I)  FIRE  PROTECTION

               A complete fire sprinkler system including sprinkler pipes and heads required by Tenant's design, shall be by Landlord's approved sprinkler contractor under contract with Tenant, at Tenant's expense.

               Tenant shall submit complete automatic sprinkler shop drawings (plans, specification, and hydraulic calculations) to Landlord, Landlord's insurance carrier, and the authority having jurisdiction for approval prior to any installation by the Tenant within the Premises. Tenant's sprinkler contractor shall coordinate its work with Landlord and request shut downs and draining of Landlord's system in advance.

               CENTER: Clark County Fire Department requires, as part of any renovation of existing space, that the existing supply line into the space be removed and rerouted to the new tenant supply lines coming from different sources. As a part of the required Fire Protection report, Tenant will be required to detail the reconnection work scope to the Clark County Fire Department.
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               Tenants  will be required by Clark County to comply with the Fire
               Protection Report. This may include installing equipment which is connected to the Landlord's Building's fire alarm/smoke evacuation system. This may include speakers and strobes in individual tenant spaces. The central fire alarm system shall be a digital addressable type. If required, Tenant's devices shall be provided and installed by the Landlord's fire alarm contractor at Tenant's expense.

               Tenant's final plans must be reviewed at Tenant's expense, by Rolf-Jensen & Associates prior to submittal to Clark County for permit. A written report from Rolf-Jensen & Associates, acknowledging that the final plans conform to the Fire Protection Report, must accompany the final plans to be accepted by the County for the permit application process.

               Tenant shall patch and repair all disturbed fireproofing using Landlord's contractor.

          (J)  UTILITIES  BY  TENANT

          Telephone Service: Tenants must make direct arrangements for telephone service with Sprint. Tenant is responsible for service between the primary telephone service point within Landlord's Building and Tenant's Premises.

          Exposed wire(s) will not be permitted. Tenant shall install conduit and wire.

          Roof Top Antennas & Satellite Dishes: Any rooftop equipment, including antennas and satellite dishes, will require Landlord's written approval and must be submitted at least 45 days prior to installation.

     3.   DESCRIPTION  OF  LANDLORD  WORK  AT  TENANT'S  EXPENSE

          The  following  work  by  Landlord  shall be reimbursed to Landlord by
          Tenant:

          1. Water and Sewer Connection: Tenant shall reimburse Landlord for any water and sewer connection fees for the Premises required by Local authorities and paid by Landlord.

          2. Utility Design Review: Tenant shall reimburse Landlord for any applicable utility design review fees and associated costs for the Premises required by Local authorities or others and paid by Landlord.

          The following work in the Premises may be performed by Landlord at Landlord's actual cost, plus a 15% administration fee, only upon receipt of a signed work order from Tenant authorizing such work and receipt of payment in full of the amount agreed upon in advance of the performance of the work.

               1.  Temporary  work  required  by  local  authorities.
               2.   Temporary storefront work in the event Tenant's construction is not complete for the scheduled Grand Opening Date.
               3.   Furnish and install Landlord's Building Standard storefront system.
               4.   Modified water service or relocation of water service.
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               5.   Modified electric service or relocation of electric service, provided such service is available.
               6. Modifications to the HVAC system, including additional capacity of the system provided by Landlord. Landlord reserves the right to refuse to perform any such modifications.
               7.   The addition or relocation of other utility services.
               8. Roof, floor, partition and wall openings for any purpose including exterior egress doors and framing. Such openings shall include supporting structures, curbs, flashings, ducts, vents and grilles. Landlord reserves the right to refuse to permit any openings which exceed the capability of the structural system or which in Landlord's opinion would be detrimental to the appearance of Landlord's Building.
               9.   Architectural or engineering fees incurred by Landlord as a result of Tenant's requesting any of the items specified
                    above or any other items of a special nature.
               10.  Air handling unit chilled water piping water balancing.

VIOLATIONS:

In the event Tenant is notified of any violation(s) of codes, ordinances or regulations, either by the jurisdictional authorities or by the Landlord, Tenant shall correct such violations within 7 calendar days from such date of notification, or such time as required by the local jurisdiction. Should Tenant fail to correct such violations within seven calendar days, Landlord will have the right to correct such violations at Landlord's cost plus a 15%
administration  fee.   Tenant  shall  grant  entrance  into  the  Premises  for
corrective  work  by  others.

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C.   FOOD/RESTAURANT

     1.     DESCRIPTION  OF  LANDLORD  WORK

Except when noted in the Lease, Landlord shall perform the work described below in accordance with the following specifications.

          (A) FRAME: A noncombustible shell consisting of concrete, masonry or steel.

          (B)  ROOF: A roof.

          (C) EXTERIOR WALLS: Exterior walls shall be of noncombustible construction.

               EAST WING: Exterior storefronts designed and constructed by Tenant.

          (D) FLOOR SYSTEM: A concrete floor system at one elevation unless otherwise indicated on Tenant's LOD. The floor system is designed to support a live load of 100 pounds per sq. ft

               WEST  WING:
               Lower Level: 10" cast in place slab with two layers of rebar on opposing 12" grids

               Upper Level: 4" concrete on metal deck with 6"x6" wire mesh reinforcement

               CENTER:
               Lower Level: 10" Pre-cast plank slab and a 4" concrete topping slab with rebar reinforcement

               Upper  Level:  4"  concrete  slab  on  metal  deck with iron grid

               EAST  WING:
               Lower Level: Existing 10" Pre-cast plank slab and a 4" concrete topping slab with rebar reinforcement and 2" to 6" architectural topping slab where required to eliminate slope of existing structure

               Upper Level: 4" concrete slab on metal deck with 6"x6" wire mesh reinforcement

          FOOD  COURT:  TBD

               NOTE: All levels are suspended over either sublevel garage (Lower Levels) or other Retail space (Upper Level).

          (E)  DEMISING  PARTITIONS
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

               Demising partitions are provided between Tenant and other tenants and/or exits or service corridors of the partition type indicated on Tenant's LOD. Landlord will provide partitions dividing the Premises from adjacent tenants and stud framing or masonry as determined by Landlord and as indicated on Tenant's LOD. Studs shall extend from the floor slab to the underside of the structure above. Partitions dividing the Premises from adjacent service corridors, if stud construction, shall be surfaced on the service corridor side only by Landlord. Tenant to provide and install gypsum wall board, tape and finish to wall studs.

          (F)  DEMISING  END-CAP/NEUTRAL  PIER

               Demising  end-cap(s).

          (G)  MECHANICAL  SYSTEM

               A mechanical system designed to meet the following specifications:

               Outside  air  condition:
               108  deg.  F  Drybulb/68  deg.  F  Wetbulb

               Indoor  design  condition:
               Setpoint:     75  deg.  F  Drybulb
               Deadband:   +/-  2  deg.  F  Drybulb

               Chilled  water:
               Landlord shall provide a chilled water circulating loop for connection by tenants. Tenant spaces will be provided with one
               (1) 2" nominal piping tap set, one on the chilled water supply header and one on the return header for connection by the Tenant to the Tenant supplied HVAC system.


               CHILLED WATER USE BY TENANT FOR APPLICATIONS OTHER THAN COMFORT COOLING SHALL BE CONSIDERED ON A CASE-BY-CASE BASIS. TENANT MUST SUBMIT A WRITTEN REQUEST TO LANDLORD AS PART OF SUBMISSION I SO THAT THE APPLICATION MAY BE APPROPRIATELY COORDINATED.

               CENTER: The supply equipment within existing spaces is a variable air volume system (VAV), controlled by a constant volume fan powered terminal. As existing spaces change to new tenancies, these systems must be removed and converted to the two pipe chilled water central plant system by the new Tenant after June 2002.

               Landlord  provided  cooling  capacity:

               Restaurant  -  (6)  tons/ksf  or  (9)  gpm/ksf
               Food  Court  -  (9)  tons/ksf  or  (13.5)  gpm/ksf
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

               Chilled  water:
               Entering  Water  Temperature:           42  deg.  F
               Leaving  Water  Temperature:            58  deg.  F

               Lighting  &  Miscellaneous  Load:
                    Dry  Retail:                     10  w/sq.  ft.
                    Restaurant  -  kitchen:          15  w/sq.  ft.
                    Restaurant  -  seating  area:     3  w/sq.  ft.
                    Common  Area  -  East/West  Exp.: 5  w/sq.  ft.
                    Common  Area  -  Center:          5  w/sq.  ft.
                    Common  Area  -  Great  Hall:     5  w/sq.  ft.
                    Food  Court  -  tenant  area:    30  w/sq.  ft.
                    Food  Court  -  seating  area:    3  w/sq.  ft.
                    Banquet  Hall  -  kitchen        15  w/sq.  ft.
                    Banquet  Hall  -  seating  area:  3  w/sq.  ft.
                    Office  Space:                    3  w/sq.  ft.
               Ventilation/outside  air:   0.35  cfm/sq.  ft./exhaust
                                           0.30  cfm/sq.  ft./fresh  air
                                           per  ASHRAE62/1989

               Restaurant and food users are required to install a digital, remote readable meter on the supply line of the chilled water loop.

               If Tenant's internal loading or other requirements exceed the maximum design load, Landlord may, at its option, provide additional capacity. All costs associated with the additional capacity shall be at Tenant's expense.

               Fresh air: Landlord will furnish and install a fresh air duct for Tenants' air handling units to one point within or adjacent to the Premises to which each tenant will be required to make final connections of its fresh air ductwork. The equipment is based on
               0.35 cubic feet per minute (cfm) per sq. ft. of area for the fresh air system.

               CENTER AND WEST WING, SECOND LEVEL, AND FOOD COURT: Tenant is to draw fresh air directly in through penetration in roof performed by Landlord's roofing contractor at Tenant's expense.

               Master exhaust: Landlord will furnish and install an exhaust duct for Tenants' air handling units to one point within or adjacent to the Premises to which each tenant will be required to make final connections of its exhaust air ductwork. The equipment is based on 0.35 cubic feet per minute (cfm) per sq. ft

               CENTER AND WEST WING, SECOND LEVEL, AND FOOD COURT: Tenant is to duct directly through penetration in roof performed by Landlord's roofing contractor at Tenant's expense.

               Kitchen  hood  exhaust/make-up  air:
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

               WEST WING LOWER LEVEL AND EAST WING, ALL LEVELS: Landlord shall provide at Tenant's expense a floor opening to route kitchen exhaust and make-up air ductwork. The ductwork shall follow the paths generally outlined by Landlord. The roof penetration will be performed by Landlord's approved roofing contractor at Tenant's expense.

               WEST WING UPPER LEVEL AND FOOD COURT: Tenant to duct directly through penetration in roof performed by Landlord's roofing contractor at Tenant's expense.

          (H)  ELECTRICAL  SERVICE

               Provide a 120/208 volt or 480/277 volt, 3 phase, 4 wire service within Landlord's electrical metering room with a main electrical switch for Tenant's connection. Tenant shall provide all electrical gear required to transform the provided voltage to any other voltage required by Tenant. Tenant's maximum design load shall not exceed 30 watts per sq. ft. Additional service may be provided by Landlord at Tenant's expense.

               WEST WING: A 480/277 volt, 3 phase, 4 wire service, with one or more empty conduit(s) with pull string(s).

               CENTER:  A  120/208  volt,  3  phase,  4  wire  service.

               EAST WING: A 480/277 volt, 3 phase, 4 wire service, with one or more empty conduit(s) with pull string(s).

               FOOD COURT: A 480/277 volt, 3 phase, 4 wire service, with one or more empty conduit(s) with pull string(s).

          (I)  PLUMBING  SERVICE

               Water Service: One (1) 2" domestic water service will be brought to a point within, above or adjacent to the Premises designed to provide the range of 20 to 80 psi. The domestic water will terminate in a valve for future extension by Tenant.

               Sewer Service: One (1) 4" sanitary sewer line will be stubbed within, below or adjacent to the Premises. Landlord will also provide a 2" vent line stubbed within, above, or adjacent to the Premises.

               Natural Gas Service: The utility provider will run 16 psi gas piping with a valve to a manifold at an exterior location designated by Landlord. Tenant is responsible for extending the line, in a routing approved by the Landlord, to the Premises. Tenant is responsible for reducing the pressure of the service to suit Tenant's needs.

               Grease  Waste:

               FOOD COURT AND RESTAURANTS: One (1) 4" grease waste stub below the area within or adjacent to the Premises. Grease trap stubs will tie into a Landlord-provided (at Tenant's expense) common grease interceptor located at a remote location. Tenant is responsible for the connection to the stub.

          (J)  FIRE  PROTECTION

               A valved fire protection sprinkler main will be provided to a point within, above, or adjacent to the Premises. Tenant to design and install a complete system connecting to Landlord's main line using Landlord's approved fire protection contractor(s).

          (K)  TELEPHONE  SERVICE

               One (1) 1" empty conduit from Landlord's telephone panel to the Premises.

          (L)  AUDIO

               Landlord will arrange with the utility company to provide service at one or more locations within Landlord's Building for Tenant use.

2.   DESCRIPTION  OF  TENANT  WORK

     (A)  DESIGN  AND  CONSTRUCTION  OF  PREMISES

          Tenant shall be responsible for the payment of all applicable fees and associated costs related to the design and construction of Tenant's Premises, including but not limited to permits and licensing fees including Certificate of Occupancy.

          Tenant is responsible for execution of all the construction work in the space, except that work outlined in Schedule B C.1 herein.

          All Tenant construction must be noncombustible including any materials used above the ceiling or concealed in the walls of the Premises.

     (B)  STOREFRONTS

          Storefront construction must be of 1-hour construction and extend from the floor slab to the bulkhead. All lease lines facing walkways, courts, arcades, or common areas as indicated on Tenant's LOD should be considered Tenant's storefront. The entire area within these boundaries cannot be reduced by furring in or framing down and will be counted into the space calculated against the requirement of 80% open glazing area at the storefront.

     (C)  EGRESS/EXIT  DOORS

          All interior and exit doors, frames, and hardware servicing the Premises are to be furnished and installed by Tenant. Rear exit doors
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

          must be recessed and conform to all requirements of the Landlord and local jurisdiction. Rear exit door to be a 3'-0" x 7'-0" 60-minute UL rated hollow metal door with a welded steel jamb and steel hinges, all primed for painting. All exit doors will have a printed placard indicating Tenant's name and space number per local code, to be provided by Landlord at Tenant's expense.

     (D)  FLOORS  &  CEILINGS

          It is the Tenant's responsibility to verify that the ceiling height selected by Tenant is not in conflict with Landlord's work including but not limited to base building structure, ductwork, chilled water piping mains, etc. The structure of Landlord's Building has been designed to accept a superimposed loading of 7 lbs per sq. ft. for overhead installation of Tenant's ceiling and equipment. Tenant will provide access (such as access panels) where Landlord and/or jurisdiction authorities designate.

          Landlord will install the project floor finish to Tenant's lease line. Tenant shall install the project floor finish from the lease line to Tenant's storefront and point of closure. Tenant is responsible for purchasing the project floor finish from Landlord.

          All proposed coring of the concrete slab floors must be submitted to the Landlord, for review by Landlord's Structural Engineer, a minimum of 30 days before the proposed coring date. Submital requests shall be in sketch form showing framing in the general areas, gridlines, existing penetrations and proposed penetrations for all trades. In addition, a large scale drawing (1:5) of the existing reinforcement in the area of proposed penetrations, based on a pacometer or X-ray investigation must be included.

          Cutting of the reinforcement must be avoided during coring. Columns shall not be cored under any circumstances. Moment frame beams and shear wall link beams shall not be cored. Penetrations may only be proposed for floor beams, wall and slabs.

          If resizing or repositioning of the proposed openings are not possible in order to avoid a loss of structural integrity, remedial work may need to be developed by Landlord's Structural Engineer. The costs of testing, Engineering review, remedial work, if required, and any delays to Tenant's project are at Tenant's sole cost.

          Coring shall not be performed without Landlord's written approval to Tenant. All penetrations must be made waterproof and must conform to the fire rating of the floor slabs penetrated.

          Waterproof Membrane: Restaurant food prep areas and toilet rooms must have an epoxy membrane equal to STONHARD (800.257.7953) or better. Complete membranes with a minimum 4" perimeter return are required. If an alternative floor material is desired, Laticrete 9325 (203.393.0010) must be used underneath the finished floor material. Cast iron sleeves must be installed around all pipe penetrations, except for water closets or floor sinks and must extend at least 2" above the finished floor.

          Equipment Supports: All Tenant improvements, exclusive of ceilings, HVAC system and light fixtures shall be floor -mounted unless written approval is obtained from Landlord to support improvements otherwise. Recessed wall standards for shelving systems are acceptable for sales areas.
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

          Mezzanines are permitted in certain areas to the extent allowed by local jurisdiction. The written approval of the Landlord and structural engineering, at Tenant's expense, will be required for permit. See LOD for specific areas capable of supporting a mezzanine structure.

          All walk-in coolers, refrigerators or freezer boxes, if allowed, shall be provided with the insulated floor systems recommended by the equipment manufacturer. Tenant will install a waterproof membrane over all kitchen, food preparation, and toilet areas, including the floor area underneath coolers. Sealed concrete floors will not be permitted in the coolers or refrigerators. Landlord must approve the loads imposed on the structure. All refrigeration equipment must be air-cooled.

     (E)  PARTITIONS


          1. Common demising walls between the tenants shall be finished by the Tenant with 5/8" type "X" gypsum board to the underside of the deck. Security, burglar bars, chicken wire, etc., are the responsibility of the Tenant.
          2. Cutting of existing gypsum board within the Tenant's demised premises or relocation of any existing metal studs (demising or service corridor walls) shall be done at the Tenant's request and only with the Landlord's written approval.
          3. All interior partitions shall be metal stud construction with taped and spackled 5/8" Type "X" gypsum board finish on all sides.
          4. All Tenants who produce above normal noise or vibrations will be required by the Landlord to provide sound insulation on the ceiling and in demising walls, achieving a minimum STC rating of 50, to protect neighboring tenants from above normal noises. All such insulation shall be noncombustible as approved by the governing agencies.
          5. All toilet room partitions shall have water resistant gypsum board in addition to required wainscots.

     (F)  TENANT  MECHANICAL  SYSTEM

          Tenant shall provide an engineered HVAC design, stamped by a registered professional engineer licensed in the State of Nevada, for approval by Landlord's engineer. Landlord may provide modifications to the base building system to accommodate Tenant's needs at the expense of the Tenant. Tenant shall provide all components required (such as air handling unit(s), chilled water piping and appurtenances, air distribution system, electrical connections, controls, etc.) for a properly operating HVAC system that meets the Tenant's needs, and connecting to the Landlord provided chilled water distribution system. The Tenant HVAC design must comply with the system requirements described herein in order to ensure compatibility with the Landlord provided chilled water system, and consequently Tenant comfort.

          The Tenant's HVAC system shall be designed based on the following criteria:

               Outdoor air conditions: 108 deg. F Drybulb and 68 deg. F Wetbulb Indoor design temperature: 75 deg. F Drybulb (for cooling) Chilled water temperature: 42 deg. F supply and 58 deg. F return
                                  (16  deg.  F  T).

          Tenant requiring after hour cooling and/or chilled water use for any application other than comfort cooling must submit a request in writing to Landlord as part of Submission I. Upon review, Landlord will advise Tenant whether capacity is available. All costs associated with additional equipment or hours of after-hour cooling will be at Tenant's expense.

          Tenant's cooling load calculations shall be performed by a registered professional engineer licensed in the State of Nevada, using an industry-standard computer-based cooling load calculation program, such as Carrier Hourly analysis Program, in compliance with all ASHRAE standards. Load calculation information shall be indicated on Tenant's HVAC drawings. Drawings will also include all information necessary for air and water balancing.

          Air  Handling  Units  (AHUs)

          Tenant to supply and install AHUs per the following requirements. AHUs are to be connected to the Landlord's two pie chilled water system by Tenant and shall be designed for 42 deg. F chilled water supply temperature and a 58 deg. F chilled water return temperature. The AHUs shall be M-Series Climate Changers as manufactured by TRANE and shall meet the following specifications in addition to the standard manufacturer unit specifications:

          a. The unit shall consist of, at minimum, a mixing module with filters for return and outdoor air, coil module, and fan module. All modules shall be factory insulated. The unit shall be constructed of a complete frame with removable panels such that removal of the panels will not affect the structural integrity of the unit. The panels shall be constructed of G90 galvanized. All modules shall have access panels on each side of the unit.

          b. Installed per manufacturer requirements with manufacturer recommended service clearances.

          c. IAQ-type (sloped in two planes) drain pans constructed of stainless steel.

          d.   Factory-mounted marine light in all access and fan modules.

          e. Variable pitch fan drives selected at a minimum of 1.5 service factor.

          f.   Certified ARI Standard 430-89 fan performance.

          g. Grease line extended to the outside of the unit terminated with standard grease fitting for any bearing requiring relubrication.

          h. Chilled water-type coil module for conditioning the air with seamless copper tubes equipped with "Turbulators" for improved heat transfer capabilities and aluminum fins, certified in accordance with ARI 410. The coil casing shall be constructed of stainless steel. All connections (chilled water supply and return, vent and drain) shall be clearly labeled and extend to the outside of the unit casing. The coil(s) shall be removable from the unit by removing the wall panels.

          i. Tenant's mechanical designer shall select a chilled water coil such that the chilled water velocity is at a minimum of 120 feet per minute at design condition.

          j. The mixing module shall adequately blend return air stream with outdoor air stream. The air streams shall be regulated by multi-leaf, low-leak, opposing blade dampers with edge and jam seals. The dampers shall be Ruskin CD60 double-skin airfoil design, or equivalent. The filters shall be angled 2-inch throwaway media.

          k. The unit shall be equipped with NEMA rated combination starter/disconnect, factory mounted and wired, to include at minimum, fused disconnect switch, HOA selector switch, control transformer, and auxiliary contacts.

          l. The unit shall be factory painted with epoxy prime coat and acrylic polyurethane finish coat at least 2.5 mils thick. The finished unit shall exceed 500-hour 5% salt spray solution, in accordance with ASTM B-117.

          m. The unit manufacturer shall warranty the unit for, at minimum, 12 months after commissioning.

               In order to facilitate the selection and Landlord review process, sample air handling unit selections are provided in SECTION V. The selections are organized by required supply airflow, in cubic feet per minute, and supply air temperature.

          For  assistance  on  AHU  selection,  please  contact:

                    TRANE-Baltimore
                    9603  Deereco  Road
                    Suite  400
                    Timonium,  MD  21093-6920
                    Phone:  (410)  252-8100
                    Fax:  (410)  252-7330

          Project  Reference:  Fashion  Show  Mall  Tenant  AHU

               The Landlord and its consultant and contractors do not warrant or guarantee the performance of any selection as it pertains to Tenant comfort. The Tenant is soley responsible for designing and selecting an appropriate system that meets the individual Tenant's unique needs.

               AHU  Controls
               -------------

               The Tenant shall provide the individual AHU controls for maintaining space temperature setpoint by modulating the two-way chilled water control valve(s). Cycling, or On/Off, control is not permitted. The chilled water control valve shall be a Siemens Flowrite VF 599 series with a Flowrite EA 599 series SKB electronic valve actuator. This is a normally closed two-way modulating control valve with equal percentage valve characteristic, sized for a differential pressure of no less than five (5) psi and no more than ten (10) psi across the valve at design flow rate. The valve maintains Class IV leakage rating up to 100-psi pressure differential across the valve. Follow manufacturer's requirements for proper installation.

               The Landlord furnished fresh air system is sized to provide the minimum required fresh air. Consequently, air-side economizing is not recommended. For AHUs larger than 2,000 cfm, also include smoke detector installed on the supply-side of the AHU for AHU shutdown upon activation.

               AHU  Chilled  water  cooling  coil  piping:
               ------------------------------------------

               The piping, fittings, control valve, coil and balancing valve shall be sized for a 16 deg. F delta T.

               Refer to SECTION V for an AHU chilled water cooling coil piping schematic. The chilled water piping system shall meet the following requirements.

               a. ANSI Rating 200 psig, hydrostatically pressure tested at 200 psig, 4-hour minimum.

               b. Pipe: schedule 40 seamless or ERW steel pipe (ASTM A106 Grade B/A53B).

               c.   Joints: threaded.

               d.   Fittings: Class threaded

               e.   Unions: threaded

               f. Insulation: 1" fiberglass with vapor-barrier and jacket. The jacket to be all-purpose, factory applied, laminated glass-fiver reinforced flame-retardant kraft paper and aluminum foil having self-sealing lap. All fittings and valves to be performed with factory-fabricated PVC jacket.

               g. Ball valves: full-port, bronze-body with stainless steel ball, RTFE seats and seals, blow-out proof stem, 600 psi WOG, as manufactured by Crane or Nibco.

               h. Balancing Valve: Model CBV-T, as manufactured by Armstrong with position locking device. Install in accordance with manufacturer's published instructions

               i. Temperature gauge: industrial-grade, red-mercury filled glass thermometer with adjustable angle stems and 9" scale from 0 deg. F to 100 deg. F and accurate to 1% of range. Gauge to be installed in 3/4" diameter stainless steel thermowell on thread-o-let, 1-1/2" stem and 2" extension.

               j. Pressure gauge: Grade A phosphor bronze Bourdon-tube pressure gage, with bottom connection. The case shall have a 5" lens and scaled from 0 psig to 200 psig. The gauge shall be installed with 1/2" gauge cock, ball valve.

               k. Pressure/Temperature (P/T) Plugs: on each CHW coil water inlet and outlet.

               In order to facilitate the selection and Landlord review process, sample chilled water piping and control valve selections are provided in SECTION V ("Tenant AHU Chilled Water Coil Piping Reference Table"). The selections are organized by required chilled water coil load, in mBtu per hour (1,000 Btu per hour).

               The Landlord and its consultant and contractors do not warrant or guarantee the performance of any selection as it pertains to Tenant comfort. The Tenant is solely responsible for designing and selecting an appropriate system that meets the individual Tenant's unique needs.

          (G)  TENANT  ELECTRICAL  SYSTEM

               Complete plans and specifications must be submitted by Tenant for Landlord's approval for all electrical work, including a breakdown of the lighting in kilowatts, receptacle, motors, heating, air conditioning, water heater, miscellaneous and space circuits, per the Tenant Electrical Load Calculation form.

               1. The design of Tenant's electrical system shall not exceed 30 watts per sq. ft. of Tenant's floor area.

               2. Additional or other related electrical service required by the specifics of Tenant's use or design will be provided by Landlord at Tenant's expense.

               Tenant shall provide to the Landlord for installation, a circuit breaker sized to meet the Tenant's needs. The circuit breaker shall match Landlord's equipment in all respects (manufacturer, AIC rating, etc.). Tenant shall furnish and install, or cause to be installed, the electrical meter, all wire from the circuit breaker to the Tenant's electrical equipment, and extend the conduit from its stub to the Tenant's electrical equipment.

               Tenant shall furnish and install all electrical facilities required for the Premises for the appropriate tenant distribution panel or switchboard.

               Tenant shall install or cause to be installed, its electrical meter as soon as possible, as Tenant will not be allowed to use Landlord's temporary power unless paid for by Tenant.

               Tenant's electrical system shall include, but is not necessarily limited to, the following:

               1. An electrical meter and all conductors to get electric service to the Premises. See the LOD for the location of Landlord's tenant distribution panel.

               2. Termination of wires at Landlord's tenant distribution panel or switchboard using Landlord's electrical contractor at Tenant's expense.

               3. Conduit and feeder from Tenant's electrical panel to Tenant's mechanical system.

               4. All required electrical connections to Landlord fire alarm system.

Note:  No  PVC  conduit  will  be  permitted.

          (H)  TENANT'S  PLUMBING  DESIGN  CRITERIA

               Tenant will connect to one (1) 4" grease waste stub below the area within or adjacent to the Premises. Grease waste stubs will tie to Landlord's provided (at Tenant's expense) common grease interceptor located at a remote location.

               All piping systems must be compatible with the type of materials used by Landlord, and shall comply with the following requirements:

               1. Drainage, vent pipe and fittings for above grade use shall be service weight, hubless cast iron with sealing sleeve and stainless steel coupling joints with stainless steel clamps and bolts. For piping below grade, Tenant shall use service weight, bell and spigot cast iron with lead and oakum or gasketed joints. No PVC is permitted.

               2. Water piping for above grade use shall be Type "L" copper tubing, seamless drawn, hard copper with plain ends ASTM B88. Fittings shall be wrought or cast copper with socket ends for lead-free solder.

               3. Pipes supported from steel structure shall be supported from steel beams and joists with approved clamps and other structural attachments. Self-drilling anchors or power-driven anchors are permitted in areas with concrete flat slabs and concrete on metal deck inserts. No pipe hangers will be supported from metal roof deck. Hangers shall not pierce piping insulation vapor barrier. Hardware must have a smooth finished appearance, and exposed hangers shall be the clevis or trapeze type, complete with bolts, rods and nuts. Tenant will provide cast brass or chrome escutcheons with setscrew, deep type, to cover sleeves and exposed piping through walls, floors or ceiling.

                    Valves: All valves for domestic water are to be 125-psi test type and all bronze wedge gate valves as manufactured by NIBCO, Watts, Crane or an approved equivalent. Valves for the gas piping system shall be bronze ball valves with threaded or welded ends as manufactured by Crane or an approved equivalent. All valves shall be accessible for ease of operations.

                    Tenant shall be responsible for installation of a backflow preventer for Tenant's water service where required by local code.

                    Tenant shall be responsible for installation of a water meter and digital remote read-out.

          (I)  FIRE  PROTECTION

               Extensions and modifications to Landlord's system and the installation of sprinkler pipes and heads required by Tenant's design, shall be designed and installed by Landlord's approved sprinkler contractor, under contract with Tenant, at Tenant's expense.

               CENTER: Clark County Fire Department requires, as part of any renovation of existing space, that the existing supply line into the space be removed and rerouted to the new tenant supply lines coming from different sources. As a part of the required Fire-life safety report, Tenant will be required to detail the reconnection work scope to the Clark County Fire Department.

               Tenants will be required by Clark County to comply with the Fire Protection Report. This may include installing equipment connected to the Landlord's Building's fire alarm evacuation system. This may include speakers and strobes in each tenant space. The central fire alarm system is a digital addressable type. Tenant's devices shall be provided and installed by the Landlord's fire alarm contractor(s) at Tenant's expense.

               Tenants' final plans must be reviewed, at Tenant's expense, by Rolf-Jensen & Associates prior to submittal to Clark County for permit. A written report from Rolf-Jensen & Associates, acknowledging that the final plans conform to the Fire Protection Report, must accompany the final plans to be accepted by the County for the permit application process.

               Tenant shall patch and repair all disturbed fireproofing using Landlord's contractor.

          (J)  UTILITIES  BY  TENANT

               Telephone service: Tenants must make direct arrangements for telephone service with Sprint. Tenant is responsible for service between the telephone service point within Landlord's building and Tenant's Premises.

               Exposed wire(s) will not be permitted by code. Tenant shall install conduit and wire.

               Roof Top Antennas & Satellite Dishes: Any rooftop equipment, including antennas and satellite dishes, will require Landlord's written approval prior to installation.

          (K)  TRASH  REMOVAL

               Tenant to provide and install a trash compactor as specified by Landlord for the compaction and packaging of all wet and dry trash before removal from the Premises.

     3.   DESCRIPTION  OF  LANDLORDS  WORK  AT  TENANT'S  EXPENSE

          The  following  work  by  Landlord  shall be reimbursed to Landlord by
          Tenant:

          1. Water and Sewer Connection: Tenant shall reimburse Landlord for any water and sewer connection fees for the Premises required by Local authorities and paid by Landlord.

          2. Utility Design Review: Tenant shall reimburse Landlord for any applicable utility design review fees and associated costs for the Premises required by Local authorities or others and paid by Landlord.

          The following work in the Premises may be performed by Landlord at Landlord's cost, plus a 15% administration fee, only upon receipt of a signed work order from Tenant authorizing such work and receipt of payment in full of the amount agreed upon in advance of the performance of the work.

          1.   Temporary work required by local authorities.
          2. Temporary storefront work or barricades @ $50 per linear foot of 14' high wall in the event Tenant's construction is not complete for the scheduled Grand Opening Date.
          3. Furnish and install Landlord's Building Standard storefront system.
          4.   Modified water service or relocation of water service.
          5. Modified electric service or relocation of electric service, provided such service is available.
          6. Modifications to the HVAC system, including additional capacity of the system provided by Landlord. Landlord reserves the right to refuse to perform any such modifications.
          7.   The addition or relocation of other utility services.
          8. Roof, floor, partition and wall openings for any purpose including exterior egress doors and framing. Such openings shall include supporting structures, curbs, flashings, ducts, vents and grilles. Landlord reserves the right to refuse to permit any openings which exceed the capability of the structural system or which in Landlord's opinion would be detrimental to the appearance of Landlord's Building.
          9. Architectural or engineering fees incurred by Landlord as a result of Tenant's requesting any of the items specified above or any other items of a special nature.
          10. Individual and/or shared grease trap(s) and all associated piping.
          11.  Air handling unit chilled water piping water balancing.

VIOLATIONS:

In the event Tenant is notified of any violation(s) of codes, ordinances or regulations, either by the jurisdictional authorities or by the Landlord, Tenant shall correct such violations within seven calendar days from such date of notification, or such time as required by the local jurisdiction. Should Tenant fail to correct such violations within seven calendar days, Landlord will have the right to correct such violations at Landlord's cost plus a 15%
administration fee. Tenant shall grant entrance into the Premises for corrective work by others.

                                  SCHEDULE "C"
                    UTILITY CONSUMPTION AND PAYMENT SCHEDULE
                  --------------------------------------------


     ANNEXED TO and forming part of the Lease by and between FASHION SHOW EXPANSION LLC, ("Landlord") and LEISURE HOMES CORPORATION, a Nevada corporation, t/a LEISURE, LEISURE RESORTS, LEISURE VACATIONS or LEISURE VACATION STORE, ("Tenant").

     Section 12.1. of the above mentioned Lease Agreement provides for the inclusion of this Schedule to set forth the terms and conditions under which Landlord shall supply or Tenant shall obtain electricity for use in the Premises.

     Landlord will provide and maintain the necessary empty conduits to bring electricity to the Premises. Electrical energy used by Tenant shall be measured by separate meter and Tenant shall pay all charges for such electrical energy to the public utility, public authority, or any other person, firm or authority supplying the same.

     Landlord shall have the option to supply electricity to the Premises. If Landlord shall elect to supply electricity to the Premises, Tenant will pay all charges for its requirements for such service tendered by Landlord, and Tenant will pay Landlord within ten (10) days after mailing by Landlord to Tenant of statements therefor at the applicable rates determined by Landlord from time to time which Landlord agrees shall be reasonable and not in excess of the public utility rates for the same service, if applicable, but in no event less than Landlord's actual cost.

     If Landlord so elects to supply electricity, Tenant shall execute and deliver to Landlord, within ten (10) days after request therefor, any documentation reasonably required by Landlord to effect such change in the method of furnishing electricity.

                                  SCHEDULE "D"
            TENANT HEATING, VENTILATING AND AIR-CONDITIONING SCHEDULE

     ANNEXED TO and forming part of the Lease by and between FASHION SHOW EXPANSION LLC, ("Landlord") and LEISURE HOMES CORPORATION, a Nevada corporation, t/a LEISURE, LEISURE RESORTS, LEISURE VACATIONS or LEISURE VACATION STORE, ("Tenant").

     Section 12.1. of the above mentioned Lease provides for the inclusion of this Schedule to set forth the terms and conditions under which heating, ventilation and air-conditioning will be provided to the Premises.

A.  V/CW  System
    ------------

     Landlord has installed or caused the installation of a chilled or condenser water loop serving the Premises and Landlord's Building and providing chilled or condenser water for air-conditioning purposes. Tenant shall install heating equipment, air-handling units, and a sheet metal duct system in the Premises, as approved by Landlord. Landlord and Tenant each shall be responsible for the operation, repair and maintenance of their respective portions of the facilities for heating, ventilating and air-conditioning the Premises (collectively, the "HVAC System"), except that upon notification to Tenant by Landlord, and at Landlord's sole cost and expense, Landlord or Landlord's contractor shall have the right from time to time to assume responsibility for the preventive maintenance (i.e. filter changes, lubrication and minor incidental maintenance as needed) of Tenant's portion of the HVAC System. Tenant shall remain solely responsible for all other maintenance of its portion of the HVAC System. Upon the expiration or termination of the Lease, title to that portion of the HVAC System installed by Tenant, and any additions or replacements thereto, shall remain in and vest solely in Landlord.


B.  Tenant's  V/CW  Charge
    ----------------------

     In each calendar month of Landlord's fiscal year (the "Fiscal Year") Tenant shall pay Landlord as Additional Rental, Tenant's proportionate share of Landlord's cost of (1) the energy and utilities used in the ventilation of Landlord's Floor Area, and (2) obtaining and providing chilled or condenser water to Landlord's Floor Area ("Tenant's V/CW Charge") which shall be determined as follows:

     (a) Landlord, or a heating, ventilating and air-conditioning consultant designated by Landlord, will review such data and information regarding the mechanical capacity of that portion of the HVAC System serving the Premises as shall be deemed relevant and, based on such data and information, Landlord or such consultant shall assign to Tenant a "V/CW Factor" which shall fairly represent the relationship between (x) the mechanical capacity of that portion of the HVAC System serving the Premises and (y) the total mechanical capacity of the HVAC System; and

     (b) in each Fiscal Year, the aggregate actual cost to Landlord of (x) the energy and utilities used in the ventilation of Landlord's Floor Area,
          (y) obtaining and furnishing chilled or condenser water to Landlord's Floor Area, and (z) the services of Landlord's consultant (if any) in recalculating V/CW Factors of Tenant and other tenants of Landlord's Building from time to time ("Landlord's V/CW Cost"), shall be multiplied by a fraction, the numerator of which is Tenant's V/CW Factor and the denominator of which is the total of all V/CW Factors assigned to Landlord's Leased Floor Area. The product thus obtained shall be Tenant's V/CW Charge for such Fiscal Year.

     Tenant's V/CW Charge for each calendar month shall be paid by Tenant in such amounts as are estimated and billed by Landlord, each such charge being estimated and billed as of the first day of each Fiscal Year. At any time during each Fiscal Year, Landlord may reestimate Tenant's V/CW Charge and adjust Tenant's monthly installments payable during such Fiscal Year to reflect more accurately Tenant's V/CW Charge. Within one hundred twenty (120) days after the termination of each Fiscal Year, Landlord will send Tenant a notice which shall:

     (c) set forth the amount of Tenant's V/CW Charge based upon Landlord's energy, utility, and chilled or condenser water service bills; and

     (d) state that the aggregate of all tenant V/CW charges paid or payable by all tenants of Landlord's Leased Floor Area with respect to such Fiscal Year, as adjusted, does not exceed Landlord's V/CW Cost for the same Fiscal Year.

     Tenant's V/CW Charge paid for such Fiscal Year shall be adjusted between Landlord and Tenant, the parties hereby agreeing that Tenant shall pay Landlord or Landlord shall credit to Tenant's account (or if such adjustment is at the end of the Term, Landlord shall pay Tenant), as the case may be, within thirty (30) days of such notification to Tenant, the amounts necessary to effect such adjustment. Failure of Landlord to provide the notification called for hereunder within the time prescribed shall not relieve Tenant of its obligations hereunder.

                                  SCHEDULE "E"


                              ESTOPPEL CERTIFICATE

Bank  of  America,  N.A.,
as  Administrative  Agent  for  Itself  and  the  Lenders
231  South  LaSalle  Street
12th  Floor
Chicago,  Illinois  60697

Rouse  F.S.,  LLC  and
Fashion  Show  Expansion  LLC
c/o  The  Rouse  Company
10275  Little  Patuxent  Parkway
Columbia,  Maryland  21044

     RE: That certain lease dated __________________, _____, by and between FASHION SHOW EXPANSION LLC, a Nevada limited liability company, as "Landlord", and ____________________________, a
          _______________________corporation, as "Tenant", for a lease term which commenced on _____________________, _____, and will terminate on ___________________, _____ (the "Lease"), of the premises described in the Lease containing ___________ square feet (the "Leased Premises") of the shopping center commonly known as "Fashion Show" located in Las Vegas, Nevada (the "Project").

Gentlemen:

     Tenant hereby certifies that the above description of the Lease and the Leased Premises therein demised is a true and correct description of the same and that the Lease constitutes the only agreement between Landlord and Tenant with respect to the Leased Premises, except as otherwise provided in paragraph 12 below.

     Tenant  hereby  certifies,  acknowledges  and  agrees  as  follows:

     1. The Lease is in full force and effect and has not been modified or amended by any document or agreement to which the undersigned is a party, except as otherwise provided in paragraph 12 below. Tenant has accepted the Leased Premises and presently occupies the same. Tenant has no set-offs, claims, or defenses to the enforcement of the Lease; and there are no periods of free rental applicable to the term of the Lease.

     2. Tenant's current Annual Basic Rental under the Lease is $________ per square foot per annum, and is payable in equal monthly installments of $_______________.

     3. Tenant's current Annual Percentage Rental under the Lease is _______ percent (__%) of Gross Sales in excess of $___________ per square foot per annum.

     4. The most recent payment of current Annual Basic Rental was for the payment due on _____________, 200__, and all Annual Basic Rental and Additional Rental payable pursuant to the terms of the Lease have been paid up to said date except $______________.

     5. No Rental has been paid by Tenant more than thirty (30) days in advance of the due date under the Lease.

     6.   A security deposit of $__________ has been made with Landlord.

     7.   Tenant is entitled to the following renewal options under the Lease:
          None or ______________________________.

     8. All required contributions by Landlord to Tenant on account of Tenant's improvements have been received except for $_________________.

     9. Tenant hereby represents and warrants to Lender that, other than those contained in writing in the Lease, there have been no representations, warranties or covenants made by Landlord to Tenant, either oral or in writing.

     10. Tenant is not in default in the performance of the Lease, has not committed any breach of the Lease, no notice of default has been given to Tenant, and Tenant is not the subject of any federal or state, bankruptcy, insolvency or liquidation proceeding.

     11. Landlord is not in default in the performance of the Lease, has not committed any breach of the Lease, no notice of default has been given to Landlord, and Landlord has fulfilled all representations and warranties and all finish work on the Leased Premises required of Landlord.

     12. There have been no amendments, modifications or extensions of the Lease except as follows: None or ______________________________.

     13. To the best of Tenant's knowledge, its use of the Leased Premises during its lease term has complied and will continue to comply with all applicable federal, state, county and local laws, rules and regulations, including environmental laws, rules and regulations.

     14. Tenant hereby acknowledges, to the best of its knowledge, that none of the current uses of existing tenants in the Project are in violation of any restrictive covenant or exclusive use provision of its Lease.

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Dated  this  ____  day  of  _________________,  200___.

                                                        Very  truly  yours,

                                                        [Name of Tenant], Tenant
                                                        ________________________

                                                   By:  ________________________

                                                   Its: ________________________







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